As filed with the Securities and Exchange Commission on September 30, 2010

Securities Act File No. 2-10685

Investment Company Act File No. 811-214

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.     ☐

Post-Effective Amendment No. 127     ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

Amendment No.  ☒

(Check Appropriate Box or Boxes)

SENTINEL GROUP FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

National Life Drive

Montpelier, Vermont 05604

(Address of Principal Executive Offices) (Zip Code)

(802) 229-7410

(Registrant’s Telephone Number, including Area Code)

Lisa Muller, Esq.	Copy to:
c/o Sentinel Asset Management, Inc.	John A. MacKinnon, Esq.
National Life Drive	Sidley Austin LLP
Montpelier, Vermont 05604	787 Seventh Avenue

New York, New York 10019

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐       immediately upon filing pursuant to paragraph (b)

☐       on (date) pursuant to paragraph (b)

☐       60 days after filing pursuant to paragraph (a)(1)

☒     on December 15, 2010 pursuant to paragraph (a)(1)

☐       75 days after filing pursuant to paragraph (a)(2)

☐       on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐       this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, par value $.01 per share.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 30, 2010

Sentinel Funds Prospectus

March 30, 2010, as supplemented [          ], 2010

Class A, Class C, Class S and Class I

Fund	Class A	Class C	Class S	Class I
Sentinel Conservative Strategies Fund	SECMX	SMKCX		[ ]
Sentinel Government Securities Fund	SEGSX	SCGGX		SIBWX
Sentinel Short Maturity Government Fund	SSIGX		SSSGX

This prospectus contains information you should know before investing, including information about risks.
Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Sentinel Funds · National Life Drive · Montpelier, VT 05604

Table of Contents

Fund Summaries	4

Sentinel Conservative Strategies Fund	4
Sentinel Government Securities Fund	9
Sentinel Short Maturity Government Fund	13

Additional Information About The Funds	17

Investment Objectives and Strategies	17
Investment Risks	21
Disclosure of Portfolio Securities	25

Share Classes	26
Purchasing, Selling and Exchanging Fund Shares	33
Pricing Fund Shares	41
Dividends, Capital Gains and Taxes	42
Index Descriptions	43
Management of the Funds	43
Householding and Electronic Delivery of Documents	44
Financial Highlights	45

Fund Summaries

Sentinel Conservative Strategies Fund+

Investment Objective

The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page [      ] of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page [      ] of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.31%	0.47%	0.30%[1]
Total Annual Fund Operating Expenses	1.16%	2.02%	0.85%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

1 Other Expenses for the Class I share class are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

+  Sentinel Conservative Allocation Fund is expected to change its name to Sentinel Conservative Strategies Fund prior to the effectiveness of this registration statement.

Class	1 year	3 years	5 years	10 years
Class A	$612	$850	$1,106	$1,839
Class C	305	634	1,088	2,348
Class I1	87	271	471	1,049

1 Examples for the Class I share class have been estimated for the current fiscal year.

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	205	634	1,088	2,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally divides its assets among several broad asset classes. Sentinel has broad discretion in allocating assets among the classes. The classes are:

1. INVESTMENT-GRADE BONDS. The Fund may invest up to 70% of its total assets in U.S. and non-US sovereign government debt, and U.S. and non-U.S. dollar denominated investment-grade corporate bonds, and may include dollar roll transactions.

2. BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 70% of its total assets in U.S. dollar and non-U.S. dollar -denominated bonds rated below investment grade (e.g., rated below BBB by Standard and Poor’s or below Baa by Moody’s) or which are unrated. These bonds are sometimes called “junk bonds”.

3. EQUITY AND EQUITY-RELATED SECURITIES. The Fund may invest up to 100% of its total assets in these securities, including common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund may invest up to 70% of its total assets in foreign securities, including emerging markets.

The Fund may attempt to hedge various risks such as currency risk, interest rate risk and credit risk using derivative instruments (e.g., swaps, futures and options agreements, indexed securities, inverse securities), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

When making allocation decisions, Sentinel considers various quantitative and qualitative data relating to the U.S. and global economies and securities markets.  Based on its analysis of the data, Sentinel allocates the Fund’s assets among fixed-income securities, international equities and other asset classes in which the Fund is permitted to invest.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

·      Asset Allocation Risk  The Fund’s allocations to the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

·      Derivatives Risk.  Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market).  In addition, the portfolio managers may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund.

·      Emerging Markets Risk.  The risks of foreign investments are usually much greater for the emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets are riskier because they develop unevenly and may never fully develop.

·      Foreign Banks and Securities Depositories Risk.  Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

·      General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets.  In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change.  In addition, investment grade bonds may be downgraded or default.  During periods of declining interest rates, or for other reasons, bonds may be “called”, or redeemed, by the bond issuer prior to the bond’s maturity date, resulting in the Fund receiving payment earlier than expected.  This may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate.

·      General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.  The Fund is not required to hedge against changes in foreign currency exchange rates.

·      Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests.  In addition, certain of these securities, including those issued or guaranteed by FNMA (Federal National Mortgage Association, or Fannie Mae) and FHLMC (Federal Home Loan Mortgage Corporation, or Freddie Mac), are not backed by the full faith and credit of the U.S. government.

·      Lower-Quality Bonds Risk.  Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds.  Lower-rated bond values also tend to fluctuate more widely in value.

·      Mortgage-Backed Securities Risk.  Mortgage-backed securities represent interests in “pools” of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk.  In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

·      Portfolio Turnover Risk.  An active trading approach increases the Fund’s costs and may reduce the Fund’s performance.  It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

·      Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

·      Stocks of Smaller Companies Risk.  The stocks of small- and mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies.  These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers.  In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

·      Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year since inception.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Class I share performance is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Effective [              ], 2010, the Fund changed its investment strategies.  The performance information provided below relates to the Fund’s investment strategies that were in effect prior to [                  ], 2010.

Inception: 2003

Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 7.66% (quarter ended September 30, 2009) and the lowest return for a quarter was -10.97% (quarter ended December 31, 2008 ).

Average Annual Total Return (%)

For the periods ended December 31, 2009	1 Year	5 Years	Since Inception (March 10, 2003)
Return Before Taxes: Class A	11.42	2.15	5.41
Return After Taxes on Distributions: Class A	10.39	0.87	4.00
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	7.56	1.22	3.95
Return Before Taxes: Class C	15.27	2.31	5.37
Return Before Taxes: Class I	17.34	3.21	6.21
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes) [2]	26.46	0.42	6.96
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes) [3]	5.93	4.97	4.60

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Fund is replacing the Barclays Capital U.S. Aggregate Bond Index with the Standard & Poor’s 500 Index because Sentinel believes the Standard & Poor’s 500 Index is a more appropriate measure of the Fund’s current investment strategy.

3      The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.  The Fund compares its performance to this index because the Fund’s investment strategy includes investments in the asset classes that comprise the index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers.  Daniel J. Manion, Senior Vice President and Director of Equity Research of Sentinel, has been a portfolio manager of the Fund since 2006.  David M. Brownlee, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2006.  Jason Doiron, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2009.  Katherine Schapiro, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2006.  Charles Schwartz, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2010.  Christian W. Thwaites, President and CEO of Sentinel, has been a portfolio manager of the Fund since 2010.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Fund at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Classes A and C	$1,000	$50	$5,000	$100	$100

Class I: Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Government Securities Fund

Investment Objective

The Fund seeks high current income while seeking to control risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page [    ] of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page [   ] of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.25%	0.25%	0.17%
Total Annual Fund Operating Expenses	0.91%	1.71%	0.63%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $500,000 or more.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$489	$679	$884	$1,475
Class C	274	539	928	2,019
Class I	64	202	351	786

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$174	$539	$928	$2,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 283% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities and related derivatives.  The Fund invests mainly in U.S. government bonds.  These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.  The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities.  Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed U.S. government securities, namely pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA”) and securities issued and guaranteed by the Federal National Mortgage Association (“FNMA”) and by the Federal Home Loan Mortgage Corporation (“FHLMC”).

The Fund may attempt to hedge various risks, such as interest rate risk, using derivative instruments (e.g., swaps, futures and options agreements), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

·                  Derivatives Risk.  Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market).  In addition, the portfolio managers may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund.

·                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.

·                  Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests.  In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

·                  Mortgage-Backed Securities Risk.  Mortgage-backed securities represent interests in “pools” of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk.  In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

·                  Portfolio Turnover Risk.  An active trading approach increases the Fund’s costs and may reduce the Fund’s performance.  It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Class A returns shown are based on the 2.25% maximum sales charge effective as of August 2, 2010, and are not adjusted to reflect a maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010, nor have they been adjusted to reflect the maximum sales charge of 2% in effect from April 11, 2005 to May 31, 2006.  If they were, the returns would be lower.  The Class C share returns prior to June 1, 2006 (the inception date for the Class C shares) are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales charge but may be subject to a contingent deferred sales charge and adjusted for Class C’s estimated higher expenses. Class I share performance prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception:  1986

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 4.49% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.09% (quarter ended June 30, 2007).

Average Annual Total Return (%)

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	2.80	4.80	6.13
Return After Taxes on Distributions: Class A	0.71	3.05	4.22
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	1.88	3.07	4.10
Return Before Taxes: Class C	3.34	4.15	5.28
Return Before Taxes: Class I	5.53	5.46	6.46
Barclays Capital U.S. Government Bond Index (Reflects no deduction for fees, expenses or taxes)	-2.20	4.87	6.17
Barclays Capital U.S. Mortgage-Backed Securities Index (Reflects no deduction for fees, expenses or taxes)[2]	5.89	5.78	6.46

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).  The Fund compares its performance to this index because the Fund’s investment strategy includes investments in the asset classes that comprise the index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager.  David M. Brownlee, Senior Vice President with Sentinel, has managed the Fund since 1993.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Short Maturity Government Fund

Investment Objective

The Fund seeks high current income and limited fluctuations in principal value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page [    ] of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page [    ] of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%		None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class S
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%
Other Expenses	0.23%	0.14%
Total Annual Fund Operating Expenses	0.93%	1.34%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$194	$393	$610	$1,232
Class S	136	425	734	1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less, and related derivatives.  The remainder of the Fund’s assets may be invested in U.S. government securities with other maturities. Normally, the dollar-weighted average life of the Fund’s portfolio is less than three years.  The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities.  The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel chooses the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed securities.  The Fund seeks to invest in mortgage-backed securities with shorter average lives by focusing on securities that have been outstanding for a long period, or which have limited original terms.

The Fund may attempt to hedge various risks such as interest rate risk using derivative instruments (e.g., swaps, futures and options agreements), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

·                  Derivatives Risk.  Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market).  In addition, the portfolio managers may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund.

·                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.

·                  Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests.  In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Class A returns prior to June 1, 2006, have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%.  If they had, those returns would be higher.  The Class A returns shown above are based on the 1% maximum sales charge effective January 1, 2009, and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008.  If they were, the returns would be lower.  The Class S share returns prior to March 4, 2005 (the inception date for the Class S shares) are based on the returns of the Class A shares adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s higher expenses.

Inception: 1995

Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 3.14% (quarter ended September 30, 2001) and the lowest return for a quarter was -0.47% (quarter ended March 31, 2005).

Average Annual Total Return (%)

For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class A	3.74	3.90	4.39
Return After Taxes on Distributions: Class A	2.53	2.35	2.61
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	2.42	2.41	2.66
Return Before Taxes: Class S	4.33	3.65	3.95
Barclays Capital 1-3 Yr. Government Bond Index (Reflects no deduction for fees, expenses or taxes)	1.41	4.18	4.65
Barclays Capital U.S. Mortgage-Backed Securities Index (Reflects no deduction for fees, expenses or taxes)[2]	5.89	5.78	6.46

1                   Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or after taxes on distribution when a net capital loss occurs upon the redemption of fund shares.

2                   The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).  The Fund compares its performance to this index because the Fund’s investment strategy includes investments in the asset classes that comprise this index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager.  David M. Brownlee, Senior Vice President with Sentinel, has been the portfolio manager of the Fund since 1995.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Class A	$1,000	$50	$1,000	$50	$50
Class S	$1,000	$50	$50,000	$50	$50

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About The Funds

Investment Objectives and Strategies

Sentinel Conservative Strategies Fund

Effective [December 15], 2010, the Sentinel Conservative Allocation Fund changed its name to the Sentinel Conservative Strategies Fund.

Investment Objective

The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Principal Investment Strategies

The Fund normally divides its assets among several broad asset classes. Sentinel has broad discretion in allocating assets among the classes. The classes are:

1. INVESTMENT-GRADE BONDS. The Fund may invest up to 70% of its total assets in U.S. and non-US sovereign government debt, and U.S. and non-U.S. dollar denominated investment-grade corporate bonds, and may include the dollar roll transactions.

2. BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 70% of its total assets in U.S. dollar and non-U.S. dollar -denominated bonds rated below investment grade (e.g., rated below BBB by Standard and Poor’s or below Baa by Moody’s) or which are unrated. These bonds are sometimes called “junk bonds”.

3. EQUITY AND EQUITY-RELATED SECURITIES. The Fund may invest up to 100% of its total assets in these securities, including common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund may invest up to 70% of its total assets in foreign securities, including emerging markets.

The Fund may attempt to hedge various risks such as currency risk, interest rate risk and credit risk using derivative instruments (e.g., swaps, futures and options agreements, indexed securities, inverse securities), and may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may purchase or sell securities on a when-issued, delayed delivery and forward commitment basis.  The Fund may participate in a securities lending program.

The Fund may also invest in other fixed-income securities, such as straight or convertible debt securities and straight or convertible preferred stocks, zero-coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls, stripped mortgage-related securities, and collateralized mortgage obligations) and other asset-backed securities, when-issued securities, real estate investment trusts (“REITs”), Rule 144A securities, structured notes, repurchase agreements and convertible securities.  The Fund may also invest in derivative instruments of commodities.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may engage in dollar roll transactions.  In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date.  During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities.  In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale.  A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments.  The Fund may only invest in covered rolls.

From time to time, the Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This strategy is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

When making allocation decisions, Sentinel considers various quantitative and qualitative data relating to the U.S. and global economies and securities markets.  Based on its analysis of the data, Sentinel allocates the Fund’s assets among fixed-income securities, U.S. and international equities and other asset classes in which the Fund is permitted to invest.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation and/or to manage the size of the holding or the sector weighting.  The Fund generally may sell a foreign security when there is a deterioration of the five factors the portfolio manager uses to assess it.  The Fund may also sell a holding to meet redemptions or to take advantage of a more attractive investment opportunity.

Sentinel Government Securities Fund

Investment Objective

The Fund seeks high current income while seeking to control risk.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities and related derivatives.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The Fund invests mainly in U.S. government bonds.  These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.  The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities.  Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA”).  Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest.  The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States.  The Fund may invest in mortgage-backed securities issued and guaranteed by the Federal National Mortgage Association (“FNMA”) and by the Federal Home Loan Mortgage Corporation (“FHLMC”).  In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages.  Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks).  Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable.  On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both FNMA and FHLMC.  In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.  While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed.  Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may engage in dollar roll transactions.  In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date.  During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities.  In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale.  A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments.  The Fund may only invest in covered rolls.

The Fund may also use repurchase agreements as a means of making short-term investments.  It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund’s assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.  These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations.  These money market instruments may be used as a means of making short-term investments.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.  The Fund may participate in a securities lending program.

The Fund may sell a security to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Sentinel Short Maturity Government Fund

Investment Objective

The Fund seeks high current income and limited fluctuations in principal value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less, and related derivatives.  This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  The remainder of the Fund’s assets may be invested in U.S. government securities with other maturities.  Normally, the dollar-weighted average life of the Fund’s portfolio is less than three years.  The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities.  It is expected that under normal market conditions, the Fund will generate yields higher than the yields available on money market instruments, or certificates of deposit (“CD”) with maturities of one year or less; however, there can be no assurance that the Fund’s yield or total return will in fact be higher than these alternatives.  Money market instruments and CDs can also have different risks and expenses than those of the Fund.

The Fund is not required to invest set amounts in any type of U.S. government securities.  Sentinel chooses the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA”).  Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest.  The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States.  The Fund may invest in mortgage-backed securities issued and guaranteed by the Federal National Mortgage Association (“FNMA”) and by the Federal Home Loan Mortgage Corporation (“FHLMC”).  In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages.  Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks).  Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable.  On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both FNMA and FHLMC.  In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.  While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed.  Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which have limited original terms.

The Fund may engage in dollar roll transactions.  In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date.  During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities.  In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale.  A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments.  The Fund may only invest in covered rolls.

In addition, the Short Maturity Government Fund may invest up to 20% of its net assets in high-quality money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Fund may also use repurchase agreements as a means of making short-term investments.  It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund’s assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement.  The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  The Fund is not required to use hedging and may choose not to do so.

The Fund may sell a security to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Investment Risks

We cannot guarantee that a Fund’s investment objective will be achieved.  You can find additional information about the investment risks of the Funds in the Funds’ Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus.  You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.  The Funds are not guaranteed or insured by the U.S. government.  The value of a Fund’s shares is expected to fluctuate.

Principal Equity Securities Risks

Stock Market and Selection Risk.  Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably.  Selection risk is the risk that the investments that Sentinel selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Sector Risk.  To the extent a Fund invests in a particular sector, it is subject to the risks of that sector.  Returns in an economic sector may trail returns from other economic sectors.  As a group, sectors tend to go through cycles of doing better or worse than the securities market in general.  These periods may last several years.  In addition, the sectors that dominate the market change over time.  For more information on risks of a particular sector, consult the Funds’ Statement of Additional Information.

Stocks of Smaller Companies Risk.  The stocks of small- and mid-capitalization companies in which the Conservative Strategies Fund invests typically involve more risk than the stocks of larger companies.  These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers.  In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Principal Foreign Securities Risks

General Foreign Securities Risk.  Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities.  For example, a Fund may be affected favorably or unfavorably by changes in currency rates or exchange control regulations.  Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result.  If a Fund had to sell securities to meet unanticipated cash requirements, it might be forced to accept lower prices.  There may be less supervision and regulation of foreign exchanges.  Foreign companies generally release less financial information than comparable U.S. companies.  Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements.  Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.  The Funds are not required to hedge against foreign currency exchange rates.

Emerging Markets Risk.  The risks of foreign investments are usually much greater for the emerging markets in which the Conservative Strategies Fund may invest.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier because they develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets.  Because these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Banks and Securities Depositories Risk.  Some foreign banks and securities depositories in which the Conservative Strategies Fund generally holds its foreign securities may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.  Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States.  This can reduce amounts the Fund can earn on its investments.  Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  These problems may make it difficult for the Fund to carry out transactions.

Principal Fixed-Income Securities Risks

Derivatives Risk.  The Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index.  Examples of derivatives include options, futures, swap transactions and foreign currency transactions.  The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk (“hedging”).  The Funds may also use derivatives for other investment purposes, such as replicating permitted investments, so long as such investments do not have the effect of leveraging portfolio risks.

Use of derivatives may reduce a Fund’s return and increase the volatility in movements in a Fund’s net asset value.  Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to a Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that a Fund cannot sell the derivative instrument because of an illiquid secondary market).  In addition, the portfolio managers may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Use of these contracts can have the effect of reducing returns and minimizing opportunities for gain.

General Fixed-Income Securities Risk.  The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of a Fund will fluctuate with conditions in the bond markets.  Bonds with longer maturities and longer durations (a measure of a bond’s sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations.  While considered investment-grade, bonds in the fourth highest rating category of Moody’s and Standard & Poor’s may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

Government Securities Risk.  Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as the Federal National Mortgage Association (FNMA, or Fannie Mae), the Federal Farm Credit Bank (FFCB), Federal Home Loan Bank system (FHLB) and Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac), to repay principal and to make interest payments on the securities in which the Fund invests.  In addition, certain of these securities, including those guaranteed by FNMA, FFCB, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government.  In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages.  Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Lower-Quality Bonds Risk.  The lower-quality bonds in which the Conservative Strategies Fund may invest generally have higher nominal or effective interest rates than higher-quality bonds.  Lower-quality bonds may pay interest at fixed, floating or adjustable rates.  The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds.  However, if interest rates fall, the Fund may earn less income if it holds floating or adjustable rate bonds.  Lower-rated bonds are more speculative and likely to default than higher-quality bonds.  Lower-rated bond values also tend to fluctuate more widely in value, for several reasons.  An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments.  These bonds may not be traded as actively.  Their prices may respond more adversely to negative publicity and investor perceptions.  If trading in lower-rated bonds becomes less active, the Fund may have more difficulty in valuing these bonds.  Success in investing in junk bonds depends heavily on Sentinel’s credit analysis.  Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers.  The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors.  If a bond defaults, the Fund may incur additional expenses in seeking a recovery or participating in a restructuring.  Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Fund before their maturity.  If a call is exercised during a period of declining interest rates, the Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund’s investment income would go down.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages held in trust and differ from traditional fixed-income securities and are subject to certain additional risks. Like traditional fixed-income securities, when interest rates fall the value of mortgage-backed securities typically increases, and when interest rates increase, the value of mortgage-backed securities typically decreases. However, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk.  As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. In addition, the principal on mortgage- backed securities may normally be prepaid at any time, which will reduce the yield and market value,   When interest rates decline, borrowers may pay off their mortgages sooner than expected and the Fund may have to invest the proceeds in securities with lower yields. This is known as prepayment risk.  Prepayment reduces the yield to maturity and the average life of the asset-backed securities.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.  The residential mortgage market in the United States has experienced difficulties recently that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Other Principal Investment Risks

Asset Allocation Risk.  The Conservative Strategies Fund attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocations will produce the desired results. It is possible that the managers will focus on an asset class that performs poorly or underperforms other investments under various market conditions.

Portfolio Turnover Risk.  The Funds had the following rates of portfolio turnover in their 2009 fiscal year:

Conservative Strategies	149%
Government Securities	283%

For these Funds, an active trading approach increases the Fund’s costs and may reduce the Fund’s performance.  It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

Restricted and Illiquid Securities Risk.  Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers.  Sentinel may determine that certain Rule 144A securities in which a Fund invests are liquid securities under guidelines approved by the Fund’s Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities.  These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable.  Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid.  A Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions.  The inability to sell these securities at the most opportune time may negatively affect a Fund’s net asset value.

Other Investment Risks

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, the convertible securities market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company’s creditors but before the company’s common shareholders.  Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

Dollar Rolls Risk.  The use of dollar rolls by the Funds tends to increase its portfolio turnover rate.  Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may appreciate above the contracted repurchase price.  In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

Not Guaranteed Risk.  The Funds are not guaranteed or insured by the U.S. government.  The value of a Fund’s shares is expected to fluctuate.

Preferred Stock Risk.  Preferred stock represents an equity or ownership interest in a company. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements Risk.  If the repurchase agreement counterparty defaults on its repurchase obligation, a Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement.  If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement.  In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”.  Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

REITs Risk.  Changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate, may cause the value of a Fund’s investments in REITs to fall.

Securities Lending Risk.  Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., a Fund is unable to recall a security in time to exercise valuable rights or sell the security).  In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by a Fund while the securities are on loan) are not treated as dividends and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Structured Notes Risk.  Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

Temporary Defensive Position Risk.  If a Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality money-market instruments, bank deposits, or cash.  If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

Zero-Coupon and Similar Bonds Risk.  Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities.  These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds).  Even though a Fund may not get cash interest payments on these bonds, under existing tax law a Fund nevertheless must accrue and, in order to qualify as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (“Code”) must distribute the income deemed to be earned on a current basis.  This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

The Funds are appropriate for investors who are comfortable with the risks described herein.  The Funds are appropriate for long-term investors who are able to lose all or part of their investment in the Funds.

Disclosure of Portfolio Securities

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio securities is available in the Funds’ Statement of Additional Information.  The Funds’ quarter-end top ten holdings are provided in the Funds’ Quarterly Report posted at www.sentinelinvestments.com under “Forms & Literature”, “Performance” with at least a 15-day lag.

Share Classes

The Funds offer different pricing options to investors in the form of different share classes.  Through this Prospectus, you can learn about a Fund’s Class A, Class C, Class S and Class I Shares, as applicable.

You can compare the differences among the classes of shares using the table below.

Class	Initial Sales Charge	Contingent Deferred Sales Charge (“CDSC”)	Distribution and/or Service (12b-1) Fees	Conversion Feature	Availability
A	Maximum initial sales charge: · 5% Conservative Strategies · 2.25% Government Securities · 1% Short Maturity Government	None[1] (Certain redemptions of shares that were purchased without a sales charge may be charged a CDSC of 1%)	· 0.30% Conservative Strategies · 0.20% Government Securities · 0.25% Short Maturity Government	None	Generally available

C	None	1% if redeemed within the first year	1.00%	None	Generally available

S	None	None	0.75%	None	Generally available (offered only by the Short Maturity Government Fund)

I	None	None	None	None	Strict eligibility requirements apply

1      Of the offering price on new purchases of $999,999 or less for the Conservative Strategies and Short Maturity Government Funds, and new purchases of $499,999 or less for the Government Securities Fund.  For sales of $1,000,000 and over on the Conservative Strategies and Short Maturity Government Funds, and sales of $500,000 and over on the Government Securities Fund, there is no sales charge.  However, for the Conservative Strategies and Short Maturity Government Funds, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to redemptions of Class A shares if shares are redeemed in the first eighteen months after purchase where the initial sales charge was zero based on a purchase of $1,000,000.  For the Government Securities Fund, a CDSC of 1.00% may apply to redemptions of Class A shares if shares are redeemed in the first twelve months after purchase where the initial sales charge was zero based on a purchase of $500,000.  Purchases of less than $1 million for the Conservative Strategies and Short Maturity Government Funds, and less than $500,000 for the Government Securities Fund, must remain in the account for 90 days before they are eligible for an exchange.

This Prospectus frequently uses the term “CDSC”, which stands for Contingent Deferred Sales Charge.  This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this Prospectus apply.  If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.  CDSC schedules may change from time to time.  Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

·      the amount of the investment;

·      the intended length of the investment;

·      the type of Fund you want;

·      whether you are eligible for a waiver or reduction of an initial sales charge or CDSC; and

·      whether you intend to utilize the exchange privilege as exchange privileges among Funds differ by share class.

Class A shares have the advantage of lower ongoing distribution expenses.  The disadvantage of the Class A shares is that you pay an initial sales charge.  If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year.  However, you pay higher ongoing distribution fees for the entire period of your investment.  This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees.  Over long periods, however, the other share classes may outperform Class C shares.

Class S shares, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges.  You pay higher ongoing distribution fees for the entire period of your investment, however.

Class I shares have the advantages of no sales charges and no distribution fees.  They typically have an expense ratio that is lower than the Fund’s other classes of shares.  In general, investors who can satisfy the Class I share class eligibility requirements should purchase Class I shares.  Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

Purchase of Fund Shares

There is no size limit on purchases of Class A or Class S shares.  The maximum purchase of Class C shares accepted is $999,999.  Investment minimums apply to the purchase of Class I shares, with certain exceptions.  Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares.  Sentinel Financial Services Company and/or an affiliate make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families.  Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Class A Shares

Class A shares are generally subject to a front-end sales charge.  You may qualify for a reduced front-end sales charge based on the size of your purchase.  For all purchases of Class A shares, you pay the offering price, which includes the front-end sales charge, next computed after we receive your order.  The table below shows the front-end sales charges that you may pay if you purchase Class A shares:

Conservative Strategies Fund:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	-0-	-0-	-0-

Government Securities Fund:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $99,999	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.50%
$250,000 to $499,999	1.25%	1.27%	1.00%
$500,000 or more	0.00%	0.00%	0.00%

Short Maturity Government Fund:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	-0-	-0-	-0-

Due to rounding, the initial sales charge expressed as a percentage of the offering price may be higher or lower than the charges described above.  No initial sales charge applies to Class A shares that you purchase through reinvestment of Fund dividends or capital gains.

For the Conservative Strategies and Short Maturity Government Funds:  If you invest $1,000,000 or more in Class A shares of the Funds, no initial sales charge will apply. In that case, Sentinel Financial Services Company will compensate the financial intermediary from its own resources as described below. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the purchase price of the shares being redeemed or your redemption proceeds.

For the Government Securities Fund:  If you invest $500,000 or more in Class A shares, no initial sales charge will apply. In that case, Sentinel Financial Services Company will compensate the financial intermediary from its own resources as described below.  However, if you redeem your shares within 12 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the purchase price of the shares being redeemed or your redemption proceeds.  Shares acquired prior to August 2, 2010 and subject to an 18 month CDSC period at the time of purchase will continue to be subject to a 1% CDSC for 18 months from the date of purchase.

In cases in which there is no sales charge because your purchase was $1,000,000 or more ($500,000 or more for the Government Securities Fund), the Funds’ distributor, Sentinel Financial Services Company, will pay financial intermediaries compensation of 1.00% for sales of up to $14,999,999 for the Conservative Strategies Fund; and 1.00% for sales of up to $4,999,999 for the Short Maturity Government and Government Securities Funds.  In these cases, if you redeem the shares in the first 18 months after the purchase (12 months in the case of the Government Securities Fund), a 1.00% CDSC will be imposed.  For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate intermediary compensation and CDSCs.  For complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed.  For partial redemptions, any CDSC is imposed on the original cost of the shares redeemed, regardless of current market value.  If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due.  If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds.  Sentinel Financial Services Company receives the entire amount of any CDSC paid.  Also see “Waiver or Reduction of a CDSC” below.  In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations, as described below.  Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services, Inc., the Fund’s transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation.  Quantity discounts for the Funds begin with investments in Class A shares of $25,000.  You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse or your minor children, or a fiduciary for these persons.  These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary.  Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the Institutional Service Class shares of the Daily Income Fund’s U.S. Government Portfolio (the “DIF U.S. Government Portfolio”), an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount.  Shares held under the tax identification number of anyone other than you, your spouse or minor children; however, do not qualify for quantity discounts.  Contact Sentinel Administrative Services, Inc. for help in combining accounts for purposes of obtaining quantity discounts on purchases.  To receive a reduced sales charge, you should inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children each time you purchase shares.  Your financial adviser or other financial intermediary may request documentation from you, including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children, to show that you qualify for a reduced sales charge.  You should retain these records because, depending on where an account is held or the type of account (brokerage, retirement plan, etc.), the Fund, Sentinel Administrative Services, Inc. and/or your financial adviser or other financial intermediary may not be able to maintain this information.  We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Letter of Intent.  You may use a letter of intent to obtain a reduced initial sales charge for Class A shares of a Fund if you plan to make an investment in the Sentinel Funds that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included.  Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the DIF U.S. Government Portfolio through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount.  You may count purchases to be made by you, your spouse and your minor children.  The letter of intent is not a binding commitment by you to complete the intended purchases.  All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase.  Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent.  We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases.  If, by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due, in which case we will notify you.  The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid.  You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge, after which time we will release any remaining escrow shares.  The redemption of shares for this purpose will be a taxable event to you.  We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program.  Employers establishing either SIMPLE-IRAs or SEP-IRAs investing in a Fund for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases.  Quantity discounts under this program are based upon the current value of investments in the Funds.

Net Asset Value Purchases.  You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

·      current and former Directors of the Fund and predecessors to the Fund;

·      current and retired employees and Directors of Sentinel and its affiliates;

·      National Life Insurance Company employee benefit plans;

·      certain employees of Keane, Inc. and DST Systems, Inc., which provide services to Sentinel, Sentinel Administrative Services, Inc. and/or Sentinel Financial Services Company;

·      registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;

·      members of the immediate families of, or survivors of, all of these individuals;

·      non-profit organizations with which any of these persons are actively involved;

·      former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds, as applicable.  This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion; or

·      former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.  This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

Other Waivers of Front-end Loads.  We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

·      investment advisers who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisers who place trades for their own accounts;

·      clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;

·      qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Fund in connection with the accounts;

·      investors investing the proceeds of a distribution from a qualified retirement plan with assets in an omnibus account holding Class A shares of the Fund where the plan record keeper has entered into an agreement with Sentinel Administrative Services, Inc.; and

·      investors directly reinvesting qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares held in accounts maintained by Sentinel Administrative Services, Inc. pursuant to the reinvestment privileges described in this Prospectus.  Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio — Institutional Service Class Shares” below for additional information.

If more than one person owns an account, all owners must qualify for the lower sales charge.  Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Fund’s website at www.sentinelinvestments.com.

Reinstatement.  If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Class A Distribution Plan

The Class A shares of each Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders.  The Class A shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Conservative Strategies Fund, (b) 0.20% of average daily net assets in the case of the Government Securities Fund, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund.  Those expenses may include fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate for distribution and up to 0.25% for servicing.  No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

The Fund may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Class C Shares

For purchases of Class C shares, you pay the current net asset value.  There is no initial sales charge.  Class C shares are subject to higher distribution fees than Class A shares.

Contingent Deferred Sales Charge

You will pay a CDSC in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, if you redeem Class C shares in the first year after purchase, unless a waiver applies. See “Waiver or Reductions of a CDSC” below.  In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived.  If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due.  Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Class C Distribution Plan.

The Class C shares of the Funds have adopted a plan under Rule 12b-1 that allows the Funds offering Class C shares to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders.  These Funds pay a fee to Sentinel Financial Services Company at a maximum annual rate of up to a total of 1.00% of average daily net assets.  In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary.  In subsequent years, the entire fee may be paid to the selling intermediary for distribution or up to 0.25% for servicing.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Payments to Intermediaries

For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling intermediaries at the time you purchase Class C shares of amounts equal to 1.00% of the aggregate purchase amount.

Class S Shares (Short Maturity Government Fund only)

There is no initial sales charge or CDSC on Class S shares.

For all purchases of Class S shares of the Short Maturity Government Fund, you pay the current net asset value.  There is no initial sales charge.  There is also no CDSC.  Class S shares of the Short Maturity Government Fund are subject to higher distribution fees than the Class A shares of the Short Maturity Government Fund.  Class S shares never convert to Class A shares.  As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

Class S Distribution Plan

The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders.  The Class S shares of the Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of up to 0.75% of average daily net assets.  Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund.  Those expenses may include fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate for distribution and up to 0.25% for services.  For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other intermediaries.

The Fund may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Class I Shares

There is no initial sales charge or CDSC on Class I shares.  Class I shares are available for purchase only by the following:

·      Institutional investors who purchase Fund shares directly from the Fund and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

·      Institutional investors who invest through an intermediary that has a special agreement with the Sentinel Funds’ distributor to offer Class I shares and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

·      Investment advisory and retirement plan platforms, if such platform’s overall fee structure is designed with the intent of investing in Class I or similar classes of shares, as evidenced by the platform’s investing in the Class I or a similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds’ Class I and load-waived Class A shares, or by the platform’s investing solely in classes of shares of other mutual fund complexes that do not pay 12b-1 service fees;

·      Qualified tuition programs established under Section 529 of the Code;

·      Registered investment companies;

·      Synovus Trust Company for trust accounts established on behalf of its clients;

·      Retirement and deferred compensation plans established for the benefit of the employees, agents or Directors of National Life Insurance Company and its affiliates;

·      Accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization and which continue to own such shares, but only with respect to reinvested dividends and distributions; and

·      Accounts that received Class I shares of a Sentinel Fund in exchange for shares of a Citizens Fund in a reorganization and which continue to own such shares.

Investment minimums apply to accounts held on the Fund’s records.  Intermediaries that maintain omnibus accounts on the Fund’s records may establish different minimums for their clients holding through such omnibus accounts.  In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund’s Chief Compliance Officer and reported to the Fund’s Board of Directors.

Class I shares have not adopted a distribution plan under Rule 12b-1.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

·      Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

·      Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary’s death;

·      Required minimum distributions from a retirement account;

·      Redemptions of shares that qualify for a waiver of the CDSC pursuant to the reinvestment privilege described in this Prospectus.  Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio — Institutional Service Class Shares” below for additional information; and

·      For Class D shares, redemptions made under Systematic Withdrawal Plans for shares acquired on or after March 30, 2000 in amounts up to 8% annually.

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates.

No CDSC will apply to Class C share accounts owned by affiliates of Sentinel Financial Services Company if Sentinel Financial Services Company has not paid an initial commission to a selling intermediary.

Other Matters Relating to Distribution of Fund Shares

Sentinel Financial Services Company, Sentinel and/or an affiliate pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Funds or provide services to Fund shareholders.  This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds.  Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of the intermediary’s client assets invested in the Funds; or the type and nature of services or support furnished by the intermediary.  In connection with these payments, the intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel Financial Services Company preferential or enhanced opportunities to promote the Funds.  Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Purchasing, Selling and Exchanging Fund Shares

Purchasing Shares

You may purchase shares at net asset value (or Public Offering Price, if applicable), less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the NYSE, usually 4:00 p.m. Eastern Time, on each day it is open for business.

By Check

To purchase shares by check, make your check payable to the “Sentinel                    Fund” or “Sentinel Funds” and mail it to:

Sentinel Administrative Services, Inc. P.O. Box 1499 Monpelier, VT 05601-1499	Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604

To make your initial purchase by check, please also fill out an application and return the application with your check.  All checks must be drawn in U.S. dollars on a U.S. bank.  The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries and U.S. government agencies or institutions that meet verification requirements of the Funds’ transfer agent.  The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services, Inc. receives the check, if the check is received prior to the close of business on the NYSE (usually 4:00 p.m. Eastern Time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation).  We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire

You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the NYSE and Federal Reserve banks are open for business.  To make your initial purchase by wire, call our toll-free number noted below and obtain an account number.  You must first complete an application and return it to Sentinel Administrative Services, Inc.  Your bank may charge you a fee to wire funds.  Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

Online

If you already have an account and have elected to do so, you may purchase shares of a Fund over the Internet by accessing the Funds’ website at www.sentinelinvestments.com.  Purchases completed via the Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Automatic Investment Plan

This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone

This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as “OnCall 24.”  Purchases completed via the Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Facsimile

Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc.  Sentinel Administrative Services, Inc. may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile.  Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

By Government Direct Deposit

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account.  You may deposit as much of the payments as you elect.  To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

By Payroll Savings Plan

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this.  You may have part or all of your paycheck transferred to your existing Sentinel account each pay period.  To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Investment Minimums	Retirement Accounts		All Other Accounts		Automatic
Fund/Class	Initial	Subsequent	Initial	Subsequent	Investment Plan[1]
Conservative Strategies (Class A and Class C)	$1,000	$50	$5,000	$100	$100
Short Maturity Government (Class A)	$1,000	$50	$1,000	$50	$50
Short Maturity Government (Class S)	$1,000	$50	$50,000	$50	$50	[2]
Government Securities (Class A and Class C)	$1,000	$50	$1,000	$50	$50

Class I:  Class I shares are available only to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

1      These also apply to investments through the Payroll Savings Plan.

2      The Automatic Investment Plan may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.

Except for the Short Maturity Government Fund and Class I shares, investment minimums are determined by Fund rather than Class.  These investment minimums apply to accounts held on the Funds’ records.  Intermediaries that maintain omnibus accounts on the Funds’ records may establish different minimums for their clients holding through such omnibus accounts.  In addition, a Fund may waive investment minimums to the extent such waivers are approved by the Funds’ Chief Compliance Officer and reported to the Funds’ Board.

Selling Shares

You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail

If your shares are held directly with a Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail.  Your instructions must be signed by the registered owner(s) exactly as the shares are registered.  If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.’s requirements.

By Telephone

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services, Inc. at 1-800-282-FUND (3863).  You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account.  If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds.  In addition, it is possible that your bank may charge a fee for receiving wire transfers.  You may request a redemption on the Funds’ automated voice response system, also limited to a maximum of $250,000.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses.  In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine.  These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.  You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile

Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc.  Sentinel Administrative Services, Inc. may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile.  Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds’ website at www.sentinelinvestments.com.  You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account.  If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds.  In addition, it is possible that your bank may charge a fee for receiving wire transfers.

None of the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses.  In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine.  These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Checkwriting

If you own Class A shares of the Short Maturity Government Funds you may sell shares by writing a check against your account.  This checkwriting privilege is free.  There is a per check minimum of $500 for Short Maturity Government.  The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.  Short Maturity Government Fund redemptions by checkwriting are taxable transactions.  Sentinel Administrative Services, Inc. provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances.  A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.  Transferred funds are treated like a sale or exchange of shares of the Fund from which they are transferred, including for redemption fee purposes.  New checkbooks cannot be ordered within 30 days of an address change without a signature guarantee.

By Systematic Withdrawal

You may arrange to receive automatic regular withdrawals from your account.  Withdrawal payments generally should not be considered dividends.  Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss.  You must reinvest dividends and capital gains distributions to use systematic withdrawals.  No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.  Systematic withdrawals established after March 31, 2009 and payable by check are limited to the 5th, 10th, 15th, 20th or 25th day of each month.  If such date is not a business day, the withdrawal will occur on the immediately preceding business day.  Payments made by direct deposit are available any day.

Exchanging Shares

You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, if available, without charge by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc.  You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals.  Initial purchases of Government Securities Fund of less than $500,000, and initial purchases of less than $1 million of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange.  New purchases must remain in an account for 15 days before they can be exchanged to another Sentinel Fund.  We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Although there are no exchange privileges between the Sentinel Funds and the DIF U.S. Government Portfolio, an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., there are certain reinvestment privileges that permit the direct reinvestment of certain qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares in shares of the Sentinel Funds to qualify for waivers of sales charges.  Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio — Institutional Service Class Shares” below for additional information.

Class A Shares

Class A shares of one Fund may be exchanged for Class A shares of another Fund, if offered, at net asset value, except that Class A shares of the Short Maturity Government Fund received as a result of an exchange from Class B or Class C shares of a Sentinel Fund may not be exchanged for Class A shares of another Fund.  Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares.  The normal minimum account sizes apply to new accounts opened by exchange.  In addition, Class A shares of any Fund may be exchanged for Class I shares of the same or another Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares.

Class C Shares

Class C shares of one Fund may be exchanged for Class C shares of another Fund, if offered through exchange, at net asset value.  Class C shares may also be exchanged for Class A shares of the Sentinel Short Maturity Government Fund.  The time during which the assets are in Class A shares of the Short Maturity Government Fund will count toward the time that results in a reduced CDSC.  Class A shares of the Short Maturity Government Fund held as a result of an exchange from Class C funds may only be exchanged back to available Class C shares of a Sentinel Fund.

Class S Shares

Class S shares of the Short Maturity Government Fund may be exchanged at net asset value for the Class A shares of each of the other Sentinel Funds, if offered through exchange, except that Class S shares may not be exchanged into Class A shares of the Short Maturity Government Fund.  Initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange.  Class A shares of a Fund obtained through an exchange of Class S shares of the Short Maturity Government Fund may be exchanged for Class A shares of other Sentinel Funds, if offered, including the Short Maturity Government Fund.  Exchanges from other funds into the Class S shares of the Short Maturity Government Fund are not permitted.

Class I Shares

Class I shares of one Fund may be exchanged for Class I shares of another Fund, if offered through exchange, at net asset value.

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc. representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio — Institutional Service Class Shares

Persons who wish to invest in the DIF U.S. Government Portfolio, a money market fund distributed by Reich & Tang Distributors, Inc. which is offered to investors through a separate prospectus, may choose to have their accounts in that fund maintained by Sentinel Administrative Services, Inc.  Sentinel offers certain sales charge waivers to investors who directly reinvest certain proceeds of redemptions of the DIF U.S. Government Portfolio held in accounts maintained by Sentinel Administrative Services, Inc. in shares of Sentinel Funds (a “reinvestment”), as described below:

·      Investors in the DIF U.S. Government Portfolio who obtained shares through the reorganization of the Sentinel Government Money Market Fund, which occurred at the close of business November 13, 2009 (the “Reorganization”) and who either (a) held Class A shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization which had been subject to an initial sales charge or (b) held Class B shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization, may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

·      Investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who obtained such shares by using proceeds of a redemption of Class A shares of a Sentinel Fund that were subject to a front-end sales charge may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

·      Investors in Sentinel Funds may redeem Class B shares of such funds (as well as Class A shares that are subject to a CDSC) and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC.  Upon the redemption of the shares of the DIF U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

·      Investors in Sentinel Funds may redeem Class C shares of such funds and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC.  Upon the redemption of the shares of the DIF U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class C shares of a Sentinel Fund, and such Class C shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

There is no administrative charge for the reinvestment privilege.  The purchase of any shares of a Sentinel Fund pursuant to a reinvestment will be subject to all applicable fees and expenses of the applicable Sentinel Fund.  Policies prohibiting short term or excessive trading apply.  The minimum amount for a reinvestment is $1,000.  However, shareholders who are establishing a new account through the reinvestment privilege must ensure that a sufficient number of shares are invested to meet the minimum initial investment required for the fund into which the investment is being made.

The reinvestment privilege is available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold.  A reinvestment will be a taxable event to the shareholder making such reinvestment.

Initial investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who redeem shares of the DIF U.S. Government Portfolio and use the proceeds to purchase shares of a Sentinel Fund will be treated as an initial purchaser of the Sentinel Fund’s shares.  The purchase of the Sentinel Fund’s shares will be subject to all applicable sales charges.

Additional Information

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  Each Fund reserves the right to reject purchase orders from persons who have not submitted information that is sufficient to allow the Fund to verify the identity of the purchaser. Each Fund also reserves the right to redeem amounts in the Fund from any person whose identity the Fund is unable to verify on a timely basis.

Foreign Addresses

Because the Funds are not registered for sales outside of the U.S., it generally cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. or a military address.

Redemptions in Kind

Each Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

Redemption Proceeds

If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption.  We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist.  No interest will accrue on amounts represented by uncashed redemption checks.  We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased.  Each Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.  Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.  In its discretion, a Fund may reinvest redemption checks that remain uncashed for more than one year.

Share Certificates

The Funds are not required to and do not expect to issue share certificates.  If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem.  Your instructions should be signed by the registered owner(s) exactly as the shares are registered.  We may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution which meets Sentinel Administrative Services, Inc.’s requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days.  We suggest sending certificates by certified mail.  You may also redeem share certificates by presenting them in person to Sentinel Administrative Services, Inc. at its office at One National Life Drive, Montpelier, Vermont.

Telephone or Online Delays

During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement.  If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Transacting Through an Intermediary

If you transact through an intermediary, you must follow the intermediary’s procedures for transacting in a Fund.  The intermediary may have different procedures, account options and/or transactional fees from those described here.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Short Maturity Government Fund without sales charge.  We will treat your inaction as approval of this purchase.  You may at any time after the purchase direct us to redeem or exchange these shares of the Short Maturity Government Fund at the next net asset value calculated after we accept such direction.  Exchange transactions will be subject to any applicable sales charge.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.  This fee will be deducted automatically from each shareholder account in June of each year unless it is prepaid.  Effective January 1, 2011, the $25 fee will be deducted automatically from each shareholder account quarterly on a pro-rated basis.

Miscellaneous Fees

Custodial Account Fees.  Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian will also pay the following fees:

Annual custodial fee per social security number	$15.00
Closeout fee per account	$15.00
Transfer of assets per transaction	$25.00

A portion of these fees is paid to the custodian and a portion is paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

Service Fees

Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Copy of check-writing check written prior to March 2008	$10.00

Excessive Trading Policy

Excessive trading (which may be as a result of market timing) by shareholders of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders.  Excessive trading may cause a Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests.  The Funds will not accommodate excessive trading in any Fund, and have adopted a policy to deter such trading.  The policy has been reviewed and approved by the Board of Directors of the Funds.  Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to the Fund.  In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.  Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Fund (e.g., periodic rebalancing to maintain an investment adviser’s asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders.  However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund.  In addition, a Fund may not analyze every transaction that could potentially be excessive or disruptive to the Fund.  The Funds therefore makes no representation that all such purchase orders or exchange requests can or will be rejected.  In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement alternate procedures that the Funds determines are reasonably designed to achieve the objective of the Funds’ excessive trading policy.  Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds’ books, but which are reasonably designed to achieve the same objective.

A Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions within a rolling twelve-month period) or (ii) that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to the Fund.  In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.  When a redemption request is received in such circumstances, the Fund will impose an excessive trading fee of 2% of the amount redeemed.

Excessive trading fees may not apply to certain redemption transactions if you or your financial intermediary make the Fund’s transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees and custodian fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.  The Funds’ Chief Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described and may approve waivers of redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms, or other intermediaries, have effective policies and monitoring in place to prevent excessive trading and market timing.  Excessive trading fees do not apply to redemptions by check in any Fund offering the checkwriting option.  Certain intermediaries may also apply different redemption fees or frequent trading policies than those stated above to accounts they administer if the Funds’ Chief Compliance Officer finds that such redemption fees or frequent trading policies would provide similar protection to the Funds against excessive trading.

Additionally, excessive trading fees do not apply to:

·      any single redemption of $5,000 or less;

·      accounts of asset allocation programs, lifestyle investment options or investment adviser wrap programs whose trading practices are determined by the Fund not to be detrimental to a Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

·      periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

·      retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

·      rollovers of current investments in the Fund through qualified employee benefit plans; and

·      transactions during the initial 90 days of any participant’s default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

Pricing Fund Shares

Net asset value for each Fund is calculated once, at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, each business day that the NYSE is open.  The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund’s outstanding shares.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service.  The mean between the bid and asked prices is generally used for valuation purposes.  Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value.  The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Exchange traded derivatives are valued at the settlement price determined by the relevant exchange.  Non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board.  The Board has delegated this responsibility to a pricing committee, subject to the Board’s review and supervision.

Securities transactions are accounted for on the next business day following trade date (trade date plus one).  Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date.  These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc., the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class C or Class S shares, reflecting the higher daily expense accruals of Class C and Class S shares.  It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions.  Dividends and distributions will differ by the approximate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Funds distribute their net investment income, if any, as follows:

Fund	Dividends Paid
Conservative Strategies	Monthly
Government Securities
Short Maturity Government

For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund.  Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund.  If you elect to receive dividends and capital gains distributions in cash, you will only receive a check if the distribution amount exceeds $10.00.  If the distribution is $10.00 or less, the amount will automatically be reinvested.  If you would like to receive cash distributions, regardless of the amount, you can establish an electronic funds transfer to your bank.  If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions.  This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you.  No interest will accrue on amounts represented by uncashed dividend or other distribution checks.  To change the current option for payment of dividends and capital gains distributions or to establish electronic funds transfer please call 1-800-282-FUND (3863).  If your mailing address is not within the U.S or a military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund.  Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.  If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.  Certain dividend income, including dividends received from qualifying foreign corporations and long-term capital gains, are eligible for taxation at a reduced rate that applies to individual shareholders.  However, to the extent the Fund’s distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and/or short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Funds’ ordinary dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Conservative Strategies Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.  Shareholders in the Conservative Strategies Fund may be able to claim a credit or deduction with respect to such taxes if certain requirements are met.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recently enacted legislation will impose a 3.8% medicare tax on the net investment income (which includes taxable dividends and gain recognized on a redemption of shares) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

This section summarizes some of the consequences under current federal tax law of investment in the Funds.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

Index Descriptions

All indices are unmanaged and index performance does not reflect any fees, expenses or taxes.  An investment cannot be made directly in an index.

The  Barclays Capital 1-3 Year Government Bond Index comprises U.S. government and government agency securities with maturities between one and three years.  (Short Maturity Government Fund)

The  Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. (Conservative Strategies Fund)

The Barclays Capital U.S. Government Bond Index comprises U.S. government and government agency securities with maturities of one year or longer.  (Government Securities Fund)

The Barclays Capital U.S. Mortgage-Backed Securities Index is an index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).  (Government Securities (secondary) and Short Maturity Government (secondary) Funds)

The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.  (Conservative Strategies Fund)

Management of the Funds

Sentinel manages the Funds’ investments and its business operations under the overall supervision of the Funds’ Board of Directors.  Sentinel has the responsibility for making all investment decisions for the Funds.

Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company.  Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

Each Fund pays Sentinel, as investment adviser, fees in return for providing investment advisory services.  For the fiscal year ended November 30, 2009, the Funds paid monthly advisory fees to Sentinel at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Conservative Strategies Fund	0.55%
Government Securities Fund	0.46%
Short Maturity Government Fund	0.45%

A discussion regarding the basis for the Board of Directors’ most recent approval of the Funds’ investment advisory contracts is available in the Funds’ Annual Report for the fiscal year ended November 30, 2009.

The following individuals manage the Funds:

Conservative Strategies Fund

Daniel J. Manion manages the domestic large cap equity portion of the Fund’s portfolio.  He has been associated with Sentinel since 1993 and is Sentinel’s Director of Equity Research.  He has co-managed the Fund since 2006, and holds the Chartered Financial Analyst designation.  David Brownlee and Jason Doiron co-manage the fixed-income portion of the Fund’s portfolio, and Mr. Doiron manages the Fund’s derivatives investments.  Mr. Brownlee has been associated with Sentinel since 1993, and has co-managed the Fund since 2006.  He holds the Chartered Financial Analyst designation.  Mr. Doiron has been associated with Sentinel since 2008 and is Head of Fixed Income and Derivatives at Sentinel.  He has co-managed the Fund since 2009.  From 2005 to 2008, Mr. Doiron was Director—Quantitative Trading and Strategies Group for the Royal Bank of Canada’s Capital Markets Group and from 2003 to 2005 he was a Senior Quantitative Analyst—Fixed Income Derivatives for Citigroup Global Investments.  Mr. Doiron holds the Financial Risk Manager and Professional Risk Manager designations.  Katherine Schapiro manages the international equity portion of the Fund’s portfolio.  Ms. Schapiro has been associated with Sentinel since 2005, and has co-managed the Fund since 2006.  From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc.  From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.  Charles C. Schwartz manages the domestic small and mid cap equity portion of the Fund’s portfolio.  He has been associated with Sentinel since 1996, and has co-managed the Fund since 2010.  He holds the Chartered Financial Analyst designation.  Christian Thwaites, President and CEO of Sentinel since 2005, is responsible for managing Sentinel’s equity and fixed-income portfolio management teams, analysts and trading operations.  Prior to joining Sentinel, Mr. Thwaites was CEO and chief investment officer of Skandia Global Funds, PLC, and, prior to that, chaired the investment committee for American Skandia.  Mr. Thwaites serves as the Fund’s team leader, overseeing the asset allocation process.

Government Securities Fund

Mr. Brownlee manages the Government Securities Fund.  He has managed the Fund since 1993.

Short Maturity Government Fund

Mr. Brownlee manages the Short Maturity Government Fund.  He has managed the Fund since 1995.

Householding and Electronic Delivery of Documents

Each year you are automatically sent an updated prospectus, or summary prospectus for the Fund or Funds that you own, and annual and semi-annual reports for the Funds. You may also occasionally receive proxy statements.  In order to eliminate duplicate mailings and reduce expenses, only one copy of these documents is sent to shareholders who are part of the same family and share the same household address.  This process is known as “householding.”  If you do not want the mailings of your documents to be subject to householding, please contact the Fund at 1-800-282-FUND (3863).  You may elect to receive these documents, as well as your quarterly account statements, electronically in lieu of paper form by enrolling in e-delivery.  To enroll, visit www.sentinelinvestments.com, select “Investor Login” and follow the prompts.  Once enrolled, you will receive e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses.  You will then be able to access the electronic copies on the Funds’ website.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years, or for the other applicable period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions.  Per share data is calculated utilizing average daily shares outstanding.

Financial highlights are not provided for the Class I shares of the Conservative Strategies Fund because the shares will not commence operations until the effective date of this prospectus.

Financial Highlights

			Income From Investment Operations			Less Distributions
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment Income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from net realized gains)	Total distributions	Net asset value, end of period	Total return (%)*
Conservative Strategies ^Class A
	11/30/05	11.82	0.41	(0.15)	0.26	0.43	0.23	0.66	11.42	2.27
	11/30/06	11.42	0.42	0.60	1.02	0.46	0.21	0.67	11.77	9.31
	11/30/07	11.77	0.38	0.39	0.77	0.49	0.19	0.68	11.86	6.77
	11/30/08	11.86	0.38	(2.23)	(1.85)	0.37	0.12	0.49	9.52	(16.14)
	11/30/09	9.52	0.32	1.49	1.81	0.34	—	0.34	10.99	19.51
Conservative Strategies ^Class C
	11/30/05	11.80	0.33	(0.14)	0.19	0.37	0.23	0.60	11.39	1.62
	11/30/06	11.39	0.31	0.59	0.90	0.34	0.21	0.55	11.74	8.23
	11/30/07	11.74	0.26	0.41	0.67	0.38	0.19	0.57	11.84	5.82
	11/30/08	11.84	0.28	(2.22)	(1.94)	0.29	0.12	0.41	9.49	(16.92)
	11/30/09	9.49	0.22	1.51	1.73	0.26	—	0.26	10.96	18.55
Government Securities Class A
	11/30/05	$10.42	$0.43	$(0.21)	$0.22	$0.45	$—	$0.45	$10.19	2.08
	11/30/06	10.19	0.47	0.06	0.53	0.48	—	0.48	10.24	5.41
	11/30/07	10.24	0.48	0.15	0.63	0.48	—	0.48	10.39	6.36
	11/30/08	10.39	0.46	0.19	0.65	0.47	—	0.47	10.57	6.36
	11/30/09	10.57	0.40	0.62	1.02	0.44	—	0.44	11.15	9.83
Government Securities Class C
	11/30/06(F)	9.96	0.17	0.29	0.46	0.18	—	0.18	10.24	4.62	++
	11/30/07	10.24	0.33	0.13	0.46	0.32	—	0.32	10.38	4.56
	11/30/08	10.38	0.37	0.19	0.56	0.37	—	0.37	10.57	5.47
	11/30/09	10.57	0.30	0.63	0.93	0.35	—	0.35	11.15	8.91
Government Securities Class I
	11/30/07(D)	10.26	0.29	0.13	0.42	0.29	—	0.29	10.39	4.18	++
	11/30/08	10.39	0.50	0.18	0.68	0.50	—	0.50	10.57	6.73
	11/30/09	10.57	0.44	0.61	1.05	0.47	—	0.47	11.15	10.18
Short Maturity Government Class A
	11/30/05	9.37	0.31	(0.21)	0.10	0.40	—	—	0.40	9.07
	11/30/06	9.07	0.37	(0.01)	0.36	0.42	—	—	0.42	9.01
	11/30/07	9.01	0.37	0.08	0.45	0.42	—	—	0.42	9.04
	11/30/08	9.04	0.37	0.02	0.39	0.40	—	—	0.40	9.03
	11/30/09	9.03	0.26	0.37	0.63	0.32	—	—	0.32	9.34
Short Maturity Government Class S
	11/30/05(G)	9.28	0.21	(0.15)	0.06	0.27	—	—	0.27	9.07
	11/30/06	9.07	0.33	(0.01)	0.32	0.38	—	—	0.38	9.01
	11/30/07	9.01	0.33	0.08	0.41	0.38	—	—	0.38	9.04
	11/30/08	9.04	0.33	0.02	0.35	0.36	—	—	0.36	9.03
	11/30/09	9.03	0.21	0.38	0.59	0.28	—	—	0.28	9.34

See notes to Financial Highlights at the end of the schedule

Ratios/Supplemental Data

Fund/ Share Class	Fiscal year (period ended)	Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)		Ratio of expenses to average net assets before custodian fee credits (%)**		Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***		Ratio of net investment income (loss) to average net assets (%)		Ratio of net investment (loss) to average net assets before contractual and voluntary expense reimbursements (%)***		Portfolio turnover rate (%)
Conservative Strategies ^Class A
	11/30/05	$55,829	1.15		1.16		1.16		3.60		3.60		174
	11/30/06	38,175	1.25		1.26		1.26		3.73		3.73		204
	11/30/07	38,193	1.26		1.28		1.28		3.21		3.21		254
	11/30/08	65,919	1.15		1.16		1.16		3.45		3.45		306
	11/30/09	76,374	1.16		1.16		1.16		3.15		3.15		149
Conservative Strategies ^Class C
	11/30/05	9,875	1.84		1.85		1.85		2.91		2.91		174
	11/30/06	6,540	2.23		2.24		2.24		2.74		2.74		204
	11/30/07	7,479	2.23		2.25		2.25		2.24		2.24		254
	11/30/08	10,836	1.98		2.00		2.00		2.58		2.58		306
	11/30/09	16,764	2.02		2.02		2.02		2.22		2.22		149
Government Securities Class A
	11/30/05	204,868	1.00		1.02		1.02		4.09		4.09		505
	11/30/06	214,374	0.98		0.99		0.99		4.68		4.68		678
	11/30/07	249,248	0.98		0.99		0.99		4.70		4.70		464
	11/30/08	394,255	0.95		0.96		0.96		4.43		4.43		458
	11/30/09	606,365	0.91		0.91		0.91		3.67		3.67		283
Government Securities Class C
	11/30/06(F)	567	2.64	+	2.64	+	2.64	+	3.15	+	3.15	+	678	++
	11/30/07	5,035	2.35		2.36		2.36		3.30		3.30		464
	11/30/08	15,695	1.84		1.85		1.85		3.54		3.54		458
	11/30/09	68,428	1.71		1.71		1.71		2.75		2.75		283
Government Securities Class I
	11/30/07(D)	111,921	0.63	+	0.64	+	0.64	+	4.92	+	4.92	+	464	++
	11/30/08	103,801	0.60		0.60		0.60		4.78		4.78		458
	11/30/09	96,802	0.63		0.63		0.63		4.02		4.02		283
Short Maturity Government Class A
	11/30/05	259,386	1.05		1.06		1.09		3.39		3.36		113
	11/30/06	185,410	1.06		1.08		1.08		4.02		4.02		90
	11/30/07	147,329	1.07		1.09		1.09		4.17		4.17		21
	11/30/08	178,815	1.03		1.04		1.04		4.03		4.03		58
	11/30/09	778,020	0.93		0.93		0.93		2.85		2.85		52
Short Maturity Government Class S
	11/30/05(G)	18,323	1.44	+	1.45	+	1.45	+	3.21	+	3.21	+	113	++
	11/30/06	9,025	1.48		1.48		1.48		3.60		3.60		90
	11/30/07	6,873	1.58		1.59		1.59		3.66		3.66		21
	11/30/08	37,624	1.44		1.45		1.45		3.59		3.59		58
	11/30/09	1,077,049	1.34		1.34		1.34		2.26		2.26		52

+	Annualized
++	Not Annualized
^	Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006, and the Sentinel Conservative Allocation Fund prior to [ ]..
(D)	Commenced operations May 4, 2007.
(F)	Commenced operations June 1, 2006.
(G)	Commenced operations March 3, 2005. First public offering March 4, 2005.

Shareholder Reports

Additional information about the Funds’ investments is or will be available in the Funds’ annual and semi-annual report to shareholders.  In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.  You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have.  To receive separate shareholder reports for each account at no cost, call 1 800-282-FUND (3863).

Statement of Additional Information

The Funds’ Statement of Additional Information contains additional information about the Funds, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus).  You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863).

Please contact your registered representative or the Funds at 1-800-282-FUND (3863) if you have any questions or would like additional information about the Funds.

The Funds’ Statement of Additional Information and its annual and semi-annual report are also available, free of charge, at the Funds’ website at www.sentinelinvestments.com or by calling the Funds at 1-800-282-FUND (3863).  Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102.  Call 1-202-551-8090 for information on the operation of the public reference room.  This information is also accessible via the Edgar database on the SEC’s internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC in Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus.  No one is authorized to provide you with information that is different.

Mail and correspondence should be addressed to:
Sentinel Funds	Sentinel Funds
One National Life Drive	c/o Sentinel Administrative Services, Inc.
Montpelier, VT 05604	P.O. Box 1499
Montpelier, VT 05601-1499
Investment Adviser
Sentinel Asset Management, Inc.	Counsel
One National Life Drive	Sidley Austin LLP
Montpelier, VT 05604	787 Seventh Avenue
New York, NY 10019
Principal
Underwriter	Independent Registered
Sentinel Financial Services Company	Public Accounting Firm
One National Life Drive	[ ]
Montpelier, VT 05604	[ ]
[ ]
Transfer and Dividend Disbursing
Agent and Administrator	Custodian

Sentinel Administrative	State Street Bank & Trust
Services, Inc.	Company
One National Life Drive	801 Pennsylvania Avenue
Montpelier, VT 05604	Kansas City, MO 64105
800-282-FUND (3863)

Investment Company Act File No. 811- 00214

The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2010, as supplemented [                ], 2010

SENTINEL GROUP FUNDS, INC.
One National Life Drive
Montpelier, Vermont 05604
(800) 282-FUND (3863)

Ticker Symbols
Fund	Class A	Class C	Class S	Class I
Sentinel Conservative Strategies Fund	SECMX	SMKCX		[ ]
Sentinel Government Securities Fund	SEGSX	SCGGX		SIBWX
Sentinel Short Maturity Government Fund	SSIGX		SSSGX

Sentinel Group Funds, Inc. (the “Company”) is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of several separate and distinct funds.  This Statement of Additional Information pertains to the funds of the Company listed above (referred to herinafter collectively as the “Funds”, and individually as a “Fund”).  The Funds are classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund has different investment objectives and risk characteristics.

Sentinel Asset Management, Inc. is the adviser to the Funds (the “Adviser”).  Shares of the Funds are distributed by Sentinel Financial Services Company (“SFSC”). Both the Adviser and SFSC are indirectly wholly owned subsidiaries of National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Funds’ Prospectus dated [                      ] (the “Prospectus”). The Prospectus, which has been filed with the Securities and Exchange Commission (the “SEC”), can be obtained upon request and without charge by writing to the Fund at the above address, by calling 1-800-282-FUND (3863) or by visiting www.sentinelinvestments.com. This Statement of Additional Information has been incorporated by reference into the Funds’ Prospectus and the Funds’ Prospectus is incorporated into this Statement of Additional Information.

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TABLE OF CONTENTS

FUNDAMENTAL INVESTMENT POLICIES	3
NON-FUNDAMENTAL INVESTMENT POLICIES	4
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	5
MANAGEMENT OF THE FUNDS	16
PORTFOLIO MANAGERS	23
PRINCIPAL SHAREHOLDERS	25
THE INVESTMENT ADVISER	26
PROXY VOTING PROCEDURES	27
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS	28
PRINCIPAL UNDERWRITER	29
THE DISTRIBUTION PLANS	30
FUND SERVICES ARRANGEMENTS	32
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	33
PORTFOLIO TURNOVER	35
CAPITALIZATION	35
HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES	36
ISSUANCE OF SHARES AT NET ASSET VALUE	36
DETERMINATION OF NET ASSET VALUE	36
COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2009	37
TAXES	37
SHAREHOLDER SERVICES	40
DEALER SERVICING FEES	42
GENERAL INFORMATION	42
FINANCIAL STATEMENTS	43
APPENDIX A: Bond Ratings	A-1
APPENDIX B: Proxy Voting Procedures	B-1

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FUNDAMENTAL INVESTMENT POLICIES

A Fund’s fundamental investment policies may not be changed without the approval of a majority of the outstanding shares of the Fund.  A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present at a meeting if more than 50% of the outstanding shares of the Fund are present at the meeting in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Each Fund’s principal investment objective is a fundamental investment policy and the additional fundamental investment policies are listed below.  Each Fund may not:

·                  Borrow except from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

·                  Purchase securities on margin;

·                  Deal in real estate;

·                  Act as an underwriter of securities issued by others;

·                  Purchase from or sell to any officer, director or employee of the Company, the Adviser, SFSC or a subadviser (or any of their officers or directors) any securities other than Fund shares;

·                  Invest in oil, gas or other mineral exploration or development programs or leases;

·                  Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange;

·                  Invest for the purposes of exercising control or management; or

·                  Make short sales of securities.

The Conservative Strategies Fund also:

·                  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities;

·                  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

·                  May not invest more than 25% of its assets in securities of companies within a single industry; and

·                  May not invest more than 15% of its assets in illiquid securities.

The Government Securities Fund also:

·                  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

·                  May not invest in restricted securities; and

·                  May not invest in illiquid securities.

The Short Maturity Government Fund also:

·                  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

·                  May not invest in restricted securities; and

·                  May not invest in illiquid securities.

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For purposes of a Fund’s fundamental policy, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”).  Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Adviser deems reasonable based on the primary characteristics of the security.

NON-FUNDAMENTAL INVESTMENT POLICIES

A Fund’s non-fundamental investment policies are established and may be changed by the Board of Directors of the Company (the “Board of Directors”, or the “Board”) without shareholder approval.  The following are the Funds’ non-fundamental investment policies.

Each Fund may enter into derivative transactions in order to hedge various risks, including, but not limited to, currency risk, interest rate risk and credit risk, and for other investment purposes, such as replicating permitted investments; provided that, to the extent the Fund invests in derivatives, it will observe the following limitations:

·                  It may not enter into a derivative transaction if the effect of such transaction would be to leverage the Fund’s portfolio risks.

·                  When entering into derivative transactions, it will segregate cash or appropriate liquid securities in an amount equal to its current obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

·                  When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet credit guidelines (as determined in the Adviser’s sole discretion), and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

In addition, to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), at least 50% of a Fund’s total assets must be comprised of individual issues, each of which represents no more than 5% of the Fund’s total assets and no more than 10% of the issuer’s outstanding voting securities. Those issues which represent more than 5% of the Fund’s total assets must be limited in the aggregate to 50% of such Fund’s total assets, provided, however, that no more than 25% of the Fund’s total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

Each Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or related rules or SEC staff interpretations.

Each Fund may not have on loan at any given time securities representing more than 33-1/3% of its total assets.  For the sole purpose of calculating this limit, loan collateral can be included as part of the Fund’s total assets, which means that the Fund could lend up to 50% of its total assets before the securities loan.

Each Fund may not invest in commodities or commodity contracts, except that a Fund may do so in accordance with applicable law and the Fund’s prospectus and statement of additional information, as they may be amended from time to time, to the extent it may do so without registering as a commodity pool operator under the Commodity Exchange Act.

Each Fund may not issue senior securities to the extent such issuance would violate applicable law.  The 1940 Act currently generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. With certain exceptions, the 1940 Act prohibits a Fund from issuing senior securities.  For example, a Fund may borrow from any bank if it maintains an asset coverage of at least 300% in the aggregate provided that, in the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays), reduce the amount of its borrowings to attain the 300% asset coverage.

In addition:

The Conservative Strategies Fund:

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·                  May invest up to 70% of its total assets in U.S. and non-U.S. sovereign government debt and U.S. and non-U.S. dollar denominated investment-grade corporate bonds;

·                  May invest up to 70% of its total assets in U.S. dollar and non-U.S. dollar denominated bonds rated below investment grade;

·                  May invest up to 100% of its total assets in equity and equity-related securities;

·                  May invest up to 70% of its total assets in foreign equity and equity-related securities, including emerging markets;

·                  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment adviser believes that adverse market or other conditions warrant; and

·                  May not invest more than 25% of its net assets in repurchase agreements.

The Government Securities Fund:

·                  May not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities and related derivatives, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

·                  May not invest more than 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

·                  May not invest more than 25% of its net assets in repurchase agreements.

The Short Maturity Government Fund:

·                  May not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. government securities with average lives, at the time of purchase, of three years or less, and related derivatives, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

·                  May not invest more than 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

·                  May not invest more than 25% of its net assets in repurchase agreements.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased.  If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Derivative Transactions.

General. The Funds may (a) purchase and sell exchange traded and over-the-counter (“OTC”) put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

The Funds may utilize options and futures contracts to manage thier exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s returns. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a

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Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund’s portfolio turnover rate.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, and indices of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

A Fund may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. A Fund will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it had previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

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Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the

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market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that the Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction.  A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

A Fund may enter into single name credit default swaps on fixed-income securities for the purpose of hedging credit risk on securities owned by the Fund.  In addition, it may also enter into credit default swaps on credit indices where the Fund may or may not own the underlying credit entities.  A Fund will not leverage portfolio credit risk through the use of credit default swaps.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator.  The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission (“CFTC”).  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

Asset Coverage for Futures Contracts and Options.  The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to

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ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, a Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

OTC Derivatives Legislation.  On July 21, 2010, President Obama signed into law the Wall Street Reform and Consumer Protection Act (the “Reform Act”).  The Reform Act includes provisions that comprehensively regulate OTC derivatives markets for the first time.  Most provisions of the Reform Act will take effect on the later of 360 days after its enactment or, to the extent a provision requires a regulatory agency rulemaking, not less than 6o days after the publication of the final rule or regulation implementing the provision.

The Reform Act requires that a substantial portion of OTC derivatives must be executed in regulated markets and submitted for clearing to regulated clearinghouses.  OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements.  The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives.  OTC derivatives dealers will be subject to clearing and margin requirements notwithstanding whether the Fund is subject to such requirements.  OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as they currently are allowed to do.  OTC derivatives dealers will also be subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens.  These new requirements will further increase the dealers’ costs, which costs are expected to be passed through to other market participants, such as the Fund, in the form of higher fees.

The SEC and CFTC may also require a substantial portion of OTC derivatives transactions to be executed through a regulated securities, futures, or swap exchange or execution facility.  Such requirements may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions.

The overall impact of the Reform Act on the Funds is highly uncertain and it is unclear how OTC derivatives markets will adapt to this new regulatory regime.

Exchange-Traded Funds.  Exchange-traded funds (“ETFs”) represent shares of ownership in mutual funds or unit investment trusts (“UITs”), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (“NAV”). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and Unit Investment Trusts (“UITs”), which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

Foreign Currency Transactions. The value of the assets of the Conservative Strategies Fund invested in foreign securities as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund’s portfolio securities or prevent loss if the prices of such securities should decline.

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The Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund’s custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund’s commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Fund will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund’s net assets on a daily basis, thereby providing an appropriate measure of the Fund’s financial position and changes in financial position.

Foreign Securities. Foreign securities are typically subject to different taxation, regulation, trading volume and currency controls, than U.S. securities, as well as the possibility of expropriation and lack of uniform accounting and reporting standards than U.S. securities. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Funds by U.S. issuers. There may be less publicly available information about foreign issuers than about U.S. issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

The investments the Conservative Strategies Fund makes in Taiwanese companies are subject to the risks of the continuing hostility between China and Taiwan.  In addition, Taiwan’s growth has to a significant degree been export-

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driven with the U.S. as a key market.  Therefore, Taiwan is affected by changes in the economies of the U.S. and other primary trading partners and by competing export-driven Asian economies. Also, Taiwan, as an island, has very limited natural resources, resulting in dependence on foreign sources particularly for energy.

The Korean government has historically imposed significant restrictions and controls on foreign investors. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the Korean Stock Exchange. From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the exchange in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the exchange.  Investment in Korean companies subjects the Conservative Strategies Fund to the risks of political, economic or social instability in Korea, and to changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other government restrictions.  Korea is also subject to political instability and/or military conflict. The Fund is not expected to be subject to any Korean income taxes other than Korean withholding taxes. However, there may be changes in the treaty provisions, which may cause significant additional withholding or other taxes to apply to the Funds.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to certain conditions. FIIs have to apply for registration to the Securities and Exchange Board of India and to the Reserve Bank of India for permission to trade in Indian securities. The Conservative Strategies Fund has registered to trade in India.  FIIs are required to observe certain investment restrictions, including ownership ceilings on the total issued share capital of any one company.  Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriatable, subject to payment of applicable Indian taxes.  However, there can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in  a way that may adversely affect the ability of the Fund to repatriate its income and capital.

The Conservative Strategies Fund may invest in the stock of “passive foreign investment companies” (“PFICs”) in accordance with their investment objectives, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a any “excess distribution” (which is made up of a defined portion of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest charge, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) — which probably would have to be distributed to its shareholders to satisfy the Fund’s Distribution Requirement and avoid imposition of the Excise Tax — even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.

Illiquid and Restricted Securities. The Conservative Strategies Fund may invest in illiquid and restricted securities with up to 15% of its net assets.  In promulgating Rule 144A under the Securities Act of 1933 (“Securities Act”), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund’s board of directors, the board may delegate the day-to-day function of determining liquidity to the investment adviser provided the board retains sufficient oversight. The Board will consider the adoption of policies and procedures for the Conservative Strategies Fund for the purpose of determining whether Rule 144A securities and corporate loans in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Adviser will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the

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investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board will review periodically purchases and sales of Rule 144A securities and corporate loans by the Conservative Strategies Fund.

To the extent that liquid Rule 144A securities or corporate loans or other securities in which the Fund invests become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Adviser, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

If an investment becomes illiquid, the Fund’s Adviser will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

Initial Public Offerings.  From time to time, the Adviser may invest for a client, including the Funds, in securities being offered in an initial or secondary public offering (“IPO”), if the Adviser believes the investment is appropriate and desirable for that client. In making this judgment, the Adviser may consider, among other things, the client’s investment objectives, restrictions and tax circumstances; the client’s tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client’s account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Adviser contemplates holding the investment for the client’s account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Adviser also may consider the number and nature of the account’s past participation in IPOs and any indicators of the client’s contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Adviser or Steinberg may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account’s asset size. The Adviser may make different investment decisions for different clients about the same IPO.

A Fund or other client’s access to profitable IPOs may be limited.  Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account’s total return, but the same level of performance is not likely to be achieved when an account grows larger.

“Hot issues” are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for “hot issues” exceeds the supply, and the amount of any “hot issue” IPO made available to an investment manager like the Adviser is usually limited. In addition, IPO underwriters tend to offer “hot issues” on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

Lower-Quality Securities. The Conservative Strategies Fund may up invest up to 70% of its total assets in debt securities which are rated below “investment grade”, i.e., lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or which are unrated.  See Appendix A - “Bond Ratings” for additional information regarding ratings of debt securities. The Adviser considers the ratings assigned by Standard & Poor’s or Moody’s as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor’s and Moody’s to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities.

Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.  Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may

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be supported by pools of mortgage loans or other mortgage-backed securities, which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued  in either a single class or in multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Z-tranches (or Z bonds), also known as Accretion-Directed Bonds or Accrual Bonds, are classes of CMOs that pay no interest for an extended period of time.  In lieu of monthly interest payments, a Z-tranche is credited the monthly “accrued interest” in the form of accreted principal value or negative amortization. During the accrual period, the principal amount outstanding of the Z-tranche increases at a fixed compounding interest rate eliminating reinvestment risk should interest rates decline.  Z-tranches are typically structured to be the last cash-flow tranche of a CMO structure possessing average life of 18 to 22 years, although some may be structured to carry intermediate average lives.  After the earlier tranches of the CMO structure have been retired, the Z-tranche starts to receive cash payments that include both principal and interest on a monthly basis.  Z-bonds are generally considered long-duration assets whose prices can fluctuate significantly with changes in interest rates.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Real Estate Investment Trusts.  The Conservative Strategies Fund may invest in real estate investment trusts (“REIT”).  REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs.  The Code lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income

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to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. Each of the Funds, to a limited extent, may enter into repurchase agreements with selected banks and broker-dealers under which a Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government Securities”) and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for the securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. A Fund will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by a Fund will provide that the value of the collateral underlying the repurchase agreement always will be equal to at least 102% of the repurchase price. The Adviser will monitor on a continuing basis the creditworthiness of the counterpary to each repurchase agreement and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Sector Concentration.  From time to time, a Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples.  This sector is subject to government regulations regarding food additives and production methods. In addition, tobacco companies may be adversely affected by legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Energy.  The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Industrial.  Companies in the industrial sector are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will affect the performance of these companies. Transportation stocks, in particular, are cyclical and have occasional sharp price movements from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials.  Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition.  Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws.  This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E ratio, the more earnings growth

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investors are expecting. However, stocks with a higher P/E ratio are considered riskier than stocks with a lower P/E ratio, lower growth, and proven earnings.

Telecommunications.  This sector’s risks include rapid obsolescence, lack of standardization and/or compatibility with existing technologies, and a dependency on patent and copyright protection. Both federal and state regulations may affect the prices of securities in this sector.  The sector is also subject to heavy market share competition and foreign competition. The sector has seen heavy consolidation, which may lead to greater regulatory oversight.

Utilities.  Utility companies are at risk for increases in fuel and other operating costs; the cost of borrowing to finance capital construction; restrictions on operations, costs and delays in connection with environmental and nuclear safety regulations; and problems obtaining natural gas for resale or fuel for generating electricity. Other risks include those related to the power plants construction and operation; energy conservation efforts and regulatory changes.

Securities Lending Program.  In a securities lending program, Funds may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount equal to at least 100% of the market value of the securities loaned (with such collateralization valued by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan (“substitute payments”).  Substitute payments are not to be treated as either dividends or interest received with respect to the loaned securities for federal income tax purposes.  The Fund retains certain ownership rights with respect to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund’s best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund’s custodian, subject to compliance with all applicable laws, regulations and orders.

Short-Hold Trading Strategy.  The Conservative Strategies Fund may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Adviser deems favorable, based on factors such as the supply of bonds in the marketplace and economic conditions.  When the Fund receives less than an optimal allocation in such new issues or when it is otherwise in the Fund’s bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund’s purchased allocation to third-party interested purchasers at a higher price, depending on market conditions.  Because the Fund is “at risk” for the purchased amount of these new issues, they may experience losses on these trades.

Syndicated Bank Loans.  The Conservative Strategies Fund may invest in syndicated bank loans.  Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund could be held liable as co-lender under legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the

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collateral. The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors. In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in syndicated bank loans involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.

U.S. Government Securities.  U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including Treasury bills, notes, and bonds; securities issued by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Federal Farm Credit Bank, Small Business Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; securities issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, which securities are supported by the right of the agency to borrow from the U.S. Treasury; securities issued by the Federal National Mortgage Association, which securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and securities issued by the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, which securities are supported only by the credit of such agencies.  Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. government securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

When Issued Purchases. The Funds may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Adviser believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

MANAGEMENT OF THE FUNDS

The Board of Directors of the Company is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Maryland and the 1940 Act.  The Board currently consists of nine Directors, seven of whom are not “interested persons” of the Company or the Funds as defined in the 1940 Act (the “Independent Directors”).  The Chairman of the Board is Thomas H. MacLeay.  Mr. MacLeay is an “interested person” of the Company because he is Chairman of the Board of Directors of National Life Holding Company, NLV Financial Corporation and National Life Insurance Company, all of which are affiliates of the Adviser.  Christian W. Thwaites, Director, is also an interested person of the Company because he is also President and Chief Executive Officer of the Adviser and holds executive positions with affiliates of the Adviser.  The Directors have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a professional stake in the quality and continuity of services provided to the Funds.  The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is the Lead Independent Director.  Richard H. Showalter, Jr. serves as the Lead Independent Director and as such (i) acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors and (ii) identifies matters of special interest to be addressed by management when preparing Board meeting agendas.

The Board has two standing committees:  the Audit, Compliance and Pricing Committee (the “Audit Committee”) and the Governance, Contracts and Nominating Committee (the “Governance Committee”).  The members of the Audit Committee are Richard H. Showalter, Jr., Susan M. Sterne and Angela E. Vallot, all of whom are Independent Directors.  The members of the Governance Committee are Deborah G. Miller, John Raisian, Nancy Rose and Patanjali Varadarajan, all of whom are Independent Directors.

16

The Audit Committee reviews reports by management and the Funds’ independent auditor relating to the integrity of the Funds’ financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds’ independent auditor; oversees the quality, clarity and objectivity of the Funds’ financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Funds (the “CCO”), and monitors the performance by the CCO of the CCO’s responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee.  During the fiscal year ended November 30, 2009, the Audit Committee held six meetings.

With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, Director compensation and Director self-assessment. With respect to nominations of Directors, the Governance Committee reviews the composition of the Board, considers nominations for membership on the Board and evaluates candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other principal service providers. When considering nominations, the Governance Committee may consider referrals from a variety of sources, including current Directors, management of the Funds, the Company’s legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, the specific financial, technical or other expertise possessed by the person and the person’s reputation for high ethical standards and personal and professional integrity. Independent Director nominee recommendations from shareholders should be sent to the Secretary of the Company at the address on the cover page of this Statement of Additional Information. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds.  The Governance Committee held four meetings during the fiscal year ended November 30, 2009.

The Board’s risk management role for the Funds is one of informed oversight, not active management.  The Board has determined that the Company’s leadership structure is appropriate because its majority independent composition allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight.

Day-to-day risk management of the Funds is the responsibility of the Adviser.  The Funds are subject to a number of risks, including investment, compliance and valuation risks.  The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports that address certain investment, valuation and compliance issues.  In addition, the Independent Directors exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment risk, the Board receives regular written reports from the Funds’ portfolio managers describing and analyzing the investment performance of the Funds.  In addition, the Board meets at least annually with the Funds’ portfolio managers to discuss portfolio performance, including investment risk.  The Board also meets regularly with the Chief Executive Officer of the Adviser to discuss Fund performance and investment risk.

With respect to compliance risk, pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a CCO of the Funds, who is responsible for the implementation and testing of the Funds’ compliance program.  The CCO is an active participant in the Funds’ operations.  The CCO provides the Board with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Funds’ compliance program and of the compliance programs of the Funds’ service providers.  In addition, the CCO provides the Board with a written compliance risk identification and assessment report annually.

With respect to valuation risk, the Board receives regular written reports from the Funds’ fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value.  The Audit Committee reviews the valuation procedures and pricing results with the Funds’ auditors each year in connection with the review of the results of the audit of each Fund’s year-end financial statements.

17

The Board appoints the officers of the Company, who run the day-to-day operations of the Funds under the Board’s supervision.  The Adviser, under agreements with the Company, supervises and assists in the management of the Funds and the purchase and sale of securities.

Biographical Information.  Described below for each Director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Director of the Company as of the date of this Statement of Additional Information and in light of the Company’s business and structure.  The role of an effective Director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Director evidences those abilities and is appropriate to his or her serving on the Company’s Board of Directors.  Additional information about each Director is set forth in the tables below.  Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Fund’s governing documents or by statute.

Mr. MacLeay has served as Chairman of the Board since 2003, and was also Chief Executive Officer of the Company for two years.  He has also held executive positions with affiliates of the Adviser, and currently serves as the Chairman of the Board of the Adviser’s parent company.  Mr. MacLeay brings considerable knowledge of the investment management business and of board governance matters.

Ms. Miller has served as an Independent Director since 1995, and as Chair of the Governance Committee since 2009.  Those positions have provided her with extensive knowledge of the operations and business of the Company and the Funds.  As an executive officer of her own management consulting firm, Ms. Miller has considerable experience in the management of operating companies.  She also has experience as a board member of other entities.

Mr. Raisian has served as an Independent Director of the Company since 1996.  That position has provided Mr. Raisian, an economist and Director of the Hoover Institution at Stanford University, with knowledge of the operations and business of the Company and the Funds, and has called upon him to exercise leadership and analytical skills.

Ms. Rose has served as an Independent Director of the Company since 2003.  That position has provided her with knowledge of the operations and business of the Company and the Funds.  Ms. Rose, an economics professor at the Massachusetts Institue of Technology (MIT), has a professional interest in business and financial matters, expertise in regulatory economics and has taught courses on the economics of the mutual fund industry.  She also has experience as a board member of other entities.

Mr. Showalter has served as an Independent Director of the Company since 2003, and has served as Lead Independent Director since 2005.  Mr. Showalter is a licensed Certified Public Accountant, and has held the positions of Treasurer and Chief Financial Officer for companies within the Dartmouth-Hitchcock health care system.  Those positions have provided Mr. Showalter with significant experience in accounting and financial matters.  Mr. Showalter serves on the Audit Committee and is the designated “audit committee financial expert.”

Ms. Sterne has served as an Independent Director of the Company since 1990, and has been Chair of the Audit Committee since 2007.  Those positions have provided her with knowledge of the operations and business of the Company and the Funds.  Ms. Sterne, an economist, has business experience relevant to her role as Director through the management of her own research consulting firm and her previous positions at various financial services companies.  She holds the Certified Financial Analyst desination.

Mr. Thwaites has been President and Chief Executive Officer of the Company, and a Director, since 2005.  Prior to that time, he held management positions with other investment management and financial services companies.  He is also President and Chief Executive Officer of the Adviser, and holds executive positions with affiliates of the Adviser.  Mr. Thwaites brings to the Board significant expertise in investment management, but also a day-to-day working knowledge of the Company, the Adviser, and the performance of the Funds.

Ms. Vallot has served as an Independent Director of the Company since 1996.  Ms. Vallot served as Chair of the Governance Committee from 2004 to 2009.  Those positions have provided her with knowledge of the operations and business of the Company and the Funds.  Ms. Vallot has experience as a management consultant, and has advised Fortune 500 companies on a broad range of legal issues as an attorney in private practice.

18

Mr. Varadarajan has served as an Independent Director of the Company since 2008, and has knowledge of the operations and business of the Company and the Funds.  He has experience as a research fellow at the Hoover Institution at Stanford University, and as a professor at NYU’s Stern School of Business.  In addition, Mr. Varadarajan has written for major financial publications.

Name, Address and Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships

Deborah G. Miller (60) National Life Drive Montpelier, VT 05604	Director, since 1995 Governance Committee Chair, since 2009

Enterprise Catalyst Group (a management consulting firm) - Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 until 2007; iCEO LLC (an employment agency) — Chief Executive Officer 2000 to 2003.

Libby Glass — Director, since 2003; Wittenberg University — Director since 1998

John Raisian, Ph.D. (60) Hoover Institution Stanford University Serra and Galvez Streets Stanford, CA 94305-6010	Director, since 1996	Hoover Institution at Stanford University — Director and Senior Fellow, since 1986.	None

Nancy L. Rose (51) National Life Drive Montpelier, VT 05604	Director, since 2003

Massachusetts Institute of Technology — Professor of Economics, since 1985; National Bureau of Economic Research — Director of Industrial Organization Research Program, since 1990; Whitehead Institute for Biomedical Research — Director, since 2009.

CRA International, Inc. (a consulting firm) — Director, since 2004

Richard H. Showalter, Jr. (63) National Life Drive Montpelier, VT 05604	Director, since 2003; Lead Independent Director since 2005

Dartmouth-Hitchcock— Senior Vice President and Treasurer, 2007 - 2010; Dartmouth-Hitchcock Medical Center — Treasurer, 1995 - 2010; Dartmouth-Hitchcock Alliance — Senior Vice President and Chief Financial Officer, from 1985-2008; Mary Hitchcock Memorial Hospital-Senior Vice President and Chief Financial Officer, from 1985 — 2007; Dartmouth-Hitchcock Clinic- Senior Vice President and Chief Financial Officer, from 1999-2007.

None

Susan M. Sterne (63) 5 Glen Court Greenwich, CT 06830	Director, since 1990; Audit Committee Chair, since 2007	Economic Analysis Associates, Inc. — President, since 1979.	None

Angela E. Vallot (53) 370 Riverside Drive New York, NY 10025	Director, since 1996	Vallot Consultants — President, since 2004; Colgate-Palmolive Company (a consumer products company) — Vice	Mary-Mount Manhattan College- Trustee, since 2004.

19

Name, Address and Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
President - 2001 to 2003; Texaco, Inc. (an integrated energy company) — Director of Diversity, 1997 to 2001.

Patanjali Varadarajan (47) 382 Pacific Street Brooklyn, NY 11217	Director, since 2008

The Daily Beast — National Affairs Correspondent, since 2009; Forbes — Editor, from 2008 to 2009; New York University — Professor, since 2007; Hoover Institution — Research Fellow, since 2007; The Wall Street Journal — Editor, from 2000 to 2007.

None

Certain biographical and other information relating to the Directors who are officers and “interested persons” of the Company as defined in the 1940 Act and to the other officers of the Funds is set forth below, including their ages, their business activities during the past five years, and the length of time served.  Mr. MacLeay and Mr. Thwaites oversee all of the series of the Company.  Each elected officer is elected by, and serves at the pleasure of, the Board.

Name, Address and Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships

Thomas H. MacLeay (61) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) -  Chairman of the Board, since 2002; President and Chief Executive Officer, 2002 to 2008; President and Chief Operating Officer, 1996 to 2001; Sentinel Variable Products Trust - Chairman, 2004 to 2008; Chief Executive Officer, 2004 to 2005; NLV Financial Corporation (National Life holding company) - Chairman, since 2002; President and CEO, 2002- 2008.

None

Christian W. Thwaites (52) National Life Drive Montpelier, VT 05604	President, Chief Executive Officer and Director, since 2005

Adviser - President & Chief Executive Officer, since 2005; National Life - Executive Vice President, since 2005; Sentinel Variable Products Trust - President and Chief Executive Officer, since 2005; Sentinel Financial Services Company (“SFSC”) — Chief Executive Officer, since 2005, President, 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) — President & Chief Executive Officer, since 2005; Sentinel Advisors Company (“SAC”) and Sentinel Administrative Services Company (“SASC”) — President & Chief Executive Officer, 2005 to 2006.

None

John Birch (60) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2008	Adviser -Chief Operating Officer, since 2005; SASI- Chief Operating Officer, since 2006; SASC — Chief Operating Officer, in 2005; State Street Bank, Luxembourg- Head of	None

20

Name, Address and Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Transfer Agency, from 2004-2005.

Thomas P. Malone (53) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997; Assistant Vice President, 1990 to 1997	SASI— Vice President, since 2006; Sentinel Variable Products Trust — Vice President and Treasurer, since 2000; SASC — Vice President 1998 to 2006.	None

John K. Landy (50) National Life Drive Montpelier, Vermont 05604	Vice President, since 2002	SASI- Senior Vice President, since 2006; Sentinel Variable Products Trust — Vice President, since 2004; SASC — Senior Vice President 2004 to 2006; Vice President, 1997 to 2004.	N/A

Scott G. Wheeler (44) National Life Drive Montpelier, Vermont 05604	Assistant Vice President and Assistant Treasurer, since 1998

SASI- Vice President- Fund Accounting & Administration since 2007; SASI - Assistant Vice President, 2006-2007; Sentinel Variable Products Trust - Assistant Vice President and Assistant Treasurer, since 2004; SASC — Assistant Vice President, 1998 to 2006.

None

Lisa F. Muller (43) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life — Counsel, since 2008; Sentinel Variable Products Trust — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis Polk and Wardwell, LLP — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004.

None

D. Russell Morgan (54) National Life Drive Montpelier, Vermont 05604	Chief Compliance Officer, since 2004; Secretary, 1988-2004

National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; Sentinel Variable Products Trust — Chief Compliance Officer, since 2004; Secretary, 2000-2005;  National Life — Assistant General Counsel, 2001 to 2005; Senior Counsel, 2000 to 2001; ESI — Counsel, 1986 to 2005; Adviser,  SFSC,  SASC — Counsel, 1993 to 2005.

None

Other than the Chief Compliance Officer, the officers and Directors of the Company who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. Each Director who is not an affiliate of the Adviser is paid an annual fee of $59,000.  The Lead Independent Director is paid an additional annual fee of $16,000.  The Chairs of the Audit Committee and Governance Committees each are paid an additional annual fee of $6,000.  Prior to March 2010, each Director who was not an affiliate of the Adviser was paid an annual fee of $30,000 plus $2,500 for each meeting attended.  The Lead Independent Director was paid an additional annual fee of $16,000.  Each member of the Audit Committee and Governance Committee was also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee was paid an annual fee of $6,000.  Directors are also reimbursed for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Company during the 2009 calendar year to the officers and Directors as a group was $545,182.

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The following table sets forth for the calendar year ended December 31, 2009 compensation paid by the Company to the Independent Directors and the Chief Compliance Officer of the Company:

Name	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation from Company
John D. Feerick [1]	$19,500	$—	$19,500
Keniston P. Merrill [1]	19,000	—	19,000
Deborah G. Miller [2,3]	57,500	—	57,500
D. Russell Morgan [4]	145,227	23,551	168,778
John Raisian [2]	53,000	—	53,000
Nancy L. Rose [2]	53,500	—	53,500
Richard H. Showalter, Jr.[2]	69,500	—	69,500
Susan M. Sterne [3]	60,000	—	60,000
Angela E. Vallot [2,3]	55,000	—	55,000
Patanjali Varadarajan [2]	53,000	—	53,000

1                   Mr. Feerick and Mr. Merrill retired as of March 12, 2009.

2                   As of November 30, 2009, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $120,513, for Mr. Raisian is $43,160, for Ms. Rose is $20,745, for Mr. Showalter is $322,977, for Ms. Vallot is $346,692, and for Mr. Varadarajan is $35,684.

3                   Ms. Sterne is the Chair of the Audit Committee, and Ms. Miller is Chair of the Governance Committee.   Ms. Vallot was the Chair of the Governance Committee but stepped down as of December 5, 2008.

4                   Mr. Morgan was also reimbursed for certain out-of-pocket business expenses.

Share Ownership. Information relating to each Director’s share ownership in the Funds as of December 31, 2009 is set forth in the chart below. The dollar ranges are as follows:

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	Over $100,000

For purposes of the chart below, the Funds are designated as follows:

CM	—	Conservative Strategies Fund
GS		Government Securities Fund
SM		Short Maturity Government Fund

Name	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in the Funds

Interested Directors:

Thomas H. MacLeay[1,2]	GS-E	E

Christian W. Thwaites[1,2]	GS-E	E
CM-E
SM-C

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Name	Dollar Range of Equity Securities in Fund		Aggregate Dollar Range of Equity Securities in the Funds
Independent Directors:

Deborah G. Miller[2]			A

John Raisian[2]			A

Nancy L. Rose	CM-B	SM-B	B

Richard H. Showalter[2]	CM-B	GS-D	D

Susan M. Sterne			A

Angela E. Vallot[2]	GS-D		D

Patanjali Varadarajan[2]	GS-C		C

1                   Mr. MacLeay and Mr. Thwaites had indirect ownership positions in the listed Funds through National Life’s 401(k) plan.  These positions were included when calculating the dollar ranges shown.

2                   These Directors participate in a deferred compensation plan, under which they can designate the deferred compensation to track the performance of one or more Funds.  These allocations are included in the above.

Codes of Ethics. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Fund.  The Adviser and SFSC have each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PORTFOLIO MANAGERS

Portfolio Manager Compensation.

All portfolio managers are compensated by a combination of fixed salaries and incentive compensation.  The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Adviser’s chief executive officer. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Fund is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking.   The 1- and, if applicable, 3-year performance may be weighted more significantly for a new Fund prior to its 3-year and/or 5-year anniversary.  The incentive compensation of portfolio managers involved in management of more than one Fund or who also manage accounts for National Life and its affiliates may be based on the performance of one or more Funds or other accounts, in the discretion of management.

A portion of the incentive compensation for each of the portfolio managers is deferred and invested in one or more Sentinel Funds. In addition, the Adviser and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Adviser and National Life based on overall results for National Life and its affiliates, an evaluation of individual performance, and other factors they determine.  Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

23

Portfolio Managers’ Fund Ownership.  For each Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a “portfolio manager”), including investments by their immediate family members, as of December 31, 2009.

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	$100,001 to $500,000
F.	$500,001 to $1,000,000
G.	Over $1,000,000

Portfolio Manager	Fund(s) Managed	Aggregate Dollar Range of Equity Securities in the Fund

David M. Brownlee	Conservative Strategies Fund Government Securities Fund Short Maturity Government Fund	A F E

Jason Doiron	Conservative Strategies Fund Government Securities Fund Short Maturity Government Fund	C C C

Daniel J. Manion	Conservative Strategies Fund Government Securities Fund Short Maturity Government Fund	A A A

Katherine Schapiro	Conservative Strategies Fund Government Securities Fund Short Maturity Government Fund	D D F

Charles C. Schwartz	Conservative Strategies Fund Government Securities Fund Short Maturity Government Fund	A D A

Christian W. Thwaites	Conservative Strategies Fund Government Securities Fund Short Maturity Government Fund	E E C

Portfolio Management Conflicts of Interest.  In addition to managing the assets of one or more funds, each portfolio manager may have responsibility for managing other client accounts of the Adviser.  The manner in which the portfolio manager’s incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation.  The tables below show, for the portfolio manager(s) of the Funds, the number and asset size of the following types of accounts that he manages (if any):  (1) SEC registered investment companies (or series thereof) other than the Funds and (2) other accounts (e.g., accounts managed for individuals or organizations).  The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  Information is provided as of November 30, 2009.

24

Portfolio Managers’ Management of Registered Investment

Companies/Series Other Than the Funds

Portfolio Manager	Number of Companies/ Series	Total Assets	Number of Companies/ Series with Performance- Based Fee	Total Assets of Companies/ Series with Performance- Based Fee

David M. Brownlee	4	$324 million	None	None
Jason Doiron	1	$65 million	None	None
Daniel J. Manion	5	$1,735 million	None	None
Katherine Schapiro	1	$149 million	None	None
Charles C. Schwartz	4	$2,034 million	None	None

Portfolio Managers’ Management of Accounts

That Are Not Pooled Investment Vehicles

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee

Charles C. Schwartz	2	$27.6 million	None	None
Jason Doiron	3	$7,294.8 million	None	None
Daniel J. Manion	2	$40.0 million	None	None
David M. Brownlee	5	$3,813.2 million	None	None

Conflicts of Interest.  The Adviser is affiliated with other companies in National Life Group that maintain accounts managed by the Adviser, including National Life Insurance Company.  Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for the portfolio of one of those companies or for the portfolios of other clients.

Conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund and/or other account.  The Adviser has established procedures under which, when the Adviser recommends to the Funds the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair.  Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis.   However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful.  For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account.  Over time the Adviser seeks to ensure that no Fund or other account is favored over others.

PRINCIPAL SHAREHOLDERS

As of [            ], 2010, the Company’s Directors and officers as a group owned less than 1% of the outstanding shares of each Fund.  As of December 31, 2009, none of the Independent Directors nor any of their immediate family members owned beneficially or of record any securities in the Adviser, SFSC or any of their affiliates.

In addition, as of [           ], 2010, the National Life Holding Company, a Vermont corporation, and its subsidiaries, NLV Financial Corporation, a Delaware corporation, Sentinel Asset Management, Inc., a Vermont corporation, and

25

Sentinel Administrative Services, Inc., a Vermont corporation, each of whom is located at One National Life Drive, Montpelier, Vermont  05604, owned of record and beneficially, the following shares in each Fund:

Fund/Class	Number of Shares	Percent of Outstanding
Government Securities A
Government Securities I
Government Securities C
Short Maturity Government A
Conservative Strategies A
Conservative Strategies C

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of the Fund.  Accordingly, a controlling person’s vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

THE INVESTMENT ADVISER

The Adviser provides general supervision of the Funds’ investments as well as certain administrative and related services. The Adviser is an indirect wholly owned subsidiary of the National Life Holding Company, a mutual insurance holding company.

Under investment advisory agreements with the Funds, each Fund pays the Adviser a monthly fee based on the annual rates shown.

Fund	Advisory Fee Rate	Average Daily Net Assets[1]
Conservative Strategies Fund	0.55% 0.50% 0.45% 0.40% 0.35%	First $200 million Next $200 million Next $600 million Next $1 billion In excess of $2 billion

Government Securities	0.55% 0.50% 0.45% 0.40% 0.35%	First $200 million Next $200 million Next $600 million Next $1 billion In excess of $2 billion

Short Maturity Government	0.55% 0.50% 0.45% 0.40% 0.35%	First $200 million Next $200 million Next $600 million Next $1 billion In excess of $2 billion

1 When determining the breakpoint for the advisory fee for the Government Securities Fund, its assets are aggregated with the Short Maturity Government Fund.   In determining the breakpoint for the advisory fee for the Short Maturity Government Fund, its assets are aggregated with the Government Securities Fund.

26

The table below shows the total amount of advisory fees paid to the Advisor by each Fund for each of the past three fiscal years:

Advisory Fee Paid — Fiscal Year Ended

Fund	November 30, 2007		November 30, 2008		November 30, 2009
Conservative Strategies	822,215	[1]	661,120	[1]	502,484
Government Securities	1,494,210		2,217,198		3,034,903
Short Maturity Government	877,212		864,179		3,250,507

Aggregate Advisory Fees	$3,193,637		$3,742,497		$6,787,894

1 Includes advisory fees paid by the Sentinel High Yield Bond Fund, which was reorganized into the Sentinel Conservative Strategies Fund effective October 3, 2008.

The initial sole shareholder of the Conservative Strategies Fund approved the advisory agreement on March 7, 2003.  Shareholders of the Government Securities and Short Maturity Government Funds last approved the advisory agreement on November 30, 1992.  The Board last approved each of the advisory agreements on August 18, 2010.

Each advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company’s advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund’s outstanding voting securities on not more than 60 days’ written notice to the Adviser and by the Adviser on 60 days’ written notice to the Fund.

PROXY VOTING PROCEDURES

The Company has adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as part of its general management of the Funds, subject to the Board’s continuing oversight.  The proxy voting procedures of the Adviser with respect to the Funds is included in Appendix B to this Statement of Additional Information. If a Fund makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-FUND(3863), on the Funds’ website at http://www.sentinelinvestments.com/proxy_voting_information.php or at the SEC’s website at http://www.sec.gov.

27

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Funds and the Adviser, the Funds and the Adviser may, under certain circumstances, make selective disclosure with respect to a Fund’s portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds’ Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any related confidentiality requirements pursuant to them, to the Board.

The Funds’ policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

(i)                     information with respect to portfolio holdings contained in the Funds’ Annual and Semi-Annual Reports to Shareholders;

(ii)                  information with respect to portfolio holdings contained in the Funds’ Form N-Q filed with the SEC, which is filed with the SEC within 60 days of the applicable quarter-end;

(iii)               information with respect to portfolio holdings that is: (1) provided on the Funds’ website; (2) provided in the Funds’ marketing materials, broadly used with all selling intermediaries of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by a Fund to be only as of the last business day of a month and only at least 15 days later than the date of such information;

Non-Public Disclosure:

(iv)              information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 15 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

(v)                 information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 15 days later than the date of such information.

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds’ Chief Executive Officer or the President of the Funds’ distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. None of the Funds, the Adviser nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

The policy does not apply to the disclosure of information to: the Directors or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company, such as the Funds’ counsel and independent registered public accounting firm; providers of fund accounting services; the Funds’ transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings.  The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information.  Among other things, the Code of Ethics prohibits officers and employees of the Adviser from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds’ portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

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The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

·                  Board;

·                  Funds’ Independent Registered Public Accounting Firm;

·                  Funds’ custodian;

·                  Funds’ transfer agent;

·                  Funds’ administrative agent (in connection with accounting services); and

·                  Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds.  Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Adviser monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604.  SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. (“SFSI”), a wholly owned subsidiary of SAM.

The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows concessions to intermediaries as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Company that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2009, 2008 and 2007 were $5,863,816, $812,450 and $2,374,638, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2009, 2008 and 2007, $68,815, $14,150 and $108,166, respectively.

During the fiscal year ended November 30, 2009, SFSC also received $305,593 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company provide that SFSC use its best efforts to continuously offer the Funds’ shares. These contracts may be terminated by either party thereto on 60 days’ written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

Payments to Intermediaries.  SFSC or an affiliate compensates intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary’s personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar year ended December 31, 2009, such

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payments made by SFSC or its affiliates to intermediaries aggregated approximately $7,537,927, of which $1,963,166 for shareholder servicing was reimbursed by the Company. Payments for these purposes made by SFSC or an affiliate from their own resources may vary.  Certain of the payments may be offset by 12b-1 fees retained by SFSC.  The following is a list of intermediaries to which SFSC or an affiliate made payments in 2009 related to marketing the Funds and/or servicing Fund shareholders.

Ameriprise Financial	Nationwide Investment Services Corp.
Ascensus	Nationwide Mutual Insurance Co.
Benefit Plans Administrators	Nylife Distributors
Charles Schwab & Co. Inc.	Oppenheimer & Co Inc
Commonwealth Fin. Network	Penn Mutual Life Insurance Co
Davenport & Company LLC	Pershing LLC
Edward Jones	Phoenix Life Insurance Company
Equity Services	Prudential Investment Management Services, Inc.
Expertplan Inc	Raymond James & Assoc. Inc.
Fidelity Investments	RBC Dain Rauscher
Financial Data Services Inc/ML	RBC Trust Company
First National Bank Of Omaha	Retirement Plan Co LLC
GWFS Equity Inc	Raymond James Financial
Janney Montgomery Scott	Robert W. Baird & Co. Inc.
Lincoln Retirement	Stifel Nicolaus & Co
Lincoln Investments Planning	TD Ameritrade
LPL Financial Corporation	Trustlynx
Marshall & Ilsley Trust Co NA	UBS Financial Services Inc
Mercer Human Resource	USI Consulting Group
Merrill Lynch	USI Securities Inc
Mid Atlantic Capital Corp	Vanguard
Morgan Stanley Smith Barney LLC	Wachovia Retirement
Morgan Stanley	Wells Fargo Advisors LLC
Mscs Financial Services	Wilmington Trust Retirement and Institutional Services
National Financial Services Co

It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

To promote sales of the Funds and consistent with NASD Conduct Rules as administered by Financial Industry Regulatory Authority, Inc. (FINRA), National Life, Equity Services, Inc. (“ESI”) and/or their affiliates, which are affiliates of SFSC, may contribute amounts to various non-cash and cash incentives paid to registered representatives of ESI the amounts of which may be based in whole or in part on the sales of the Funds, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

National Life or an affiliate may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Funds, and measures of business quality.

THE DISTRIBUTION PLANS

The Company has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) with respect to the Funds’ Class A, Class C and Class S shares, which have been and may be amended from time to time.  In all cases, the Plans reimburse SFSC for expenses actually incurred.

Each Fund paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2009.

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Fund	Service Fees Paid to Intermediaries	Recovery Of Prepaid Sales Comm.	Salaries and Benefits	Occupancy & Other Expenses	Total Sales Promotion	Total Travel & Entertainment	Totals[1]
Conservative Strategies	$211,880	55,693	157,943	42,082	85,691	26,018	579,307
Government Securities	462,193	108,432	1,845,199	257,023	523,039	158,905	3,354,791
Short Maturity Government	3,182,812		5,718,634	332,936	677,449	205,838	10,117,669
Totals	3,856,885	164,125	7,721,776	632,041	1,286,179	390,761	14,051,767

1 This represents the total payment by each Fund, which was less than the sum of all expenses because total expenses exceeded the maximum 12b-1 fee reimbursement.

Under the Plans applicable to Class A shares of the Funds, it is expected that the amounts payable to SFSC will be equal to (a) 0.30% of average daily net assets in the case of the Conservative Strategies Fund, (b) 0.20% of average daily net assets in the case of the Government Securities Fund, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund.  No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.  Under this Plan, SFSC may be reimbursed for distribution and service fees paid to financial intermediaries; salaries and expenses of the SFSC’s wholesale sales force and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Funds’ shares to the public; expenses incurred in advertising, promoting and selling Class A shares of the Funds to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Funds, and any supplement thereto used in connection with the offering of the Funds’ Class A shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders.

Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the Funds. SFSC will use such payments to recoup service and distribution fees with respect to Class C shares paid to financial intermediaries; front-end sales commissions paid by SFSC to financial intermediaries, together with the costs of financing such payments incurred by SFSC, except to the extent such costs are recovered through contingent deferred sales charges collected by SFSC; and expenses incurred for state “blue sky” registration fees for the first year of operations of the Class C shares of the Funds.

Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup distribution fees paid to financial intermediaries; salaries and expenses of SFSC’s wholesale sales force, and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company’s shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders.

The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Because SFSC receives no other compensation from the Funds, the Board believes it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

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The Plans have been approved by the Board, including all the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days’ written notice. SFSC or any intermediary may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds’ outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

FUND SERVICES ARRANGEMENTS

Transfer Agency, Dividend Disbursing and Administrative Services.  Sentinel Administrative Services, Inc. (“SASI”) provides the Sentinel Funds with certain fund accounting, administration, transfer agency and shareholder relations services.  SASI is a wholly owned subsidiary of the Adviser and is located at One National Life Drive, Montpelier, Vermont 05604.  SASI performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. (“DST”) on a remote basis. Effective June 7, 2007, SASI provides administration services, including fund accounting, under an Administration Agreement with the Company. The Administration Agreement provides for the Sentinel Funds to pay SASI a monthly fee at the annual rate of 0.0375% of the first $4 billion of the Sentinel Funds’ aggregate average daily net assets; 0.0350% of the next $3 billion of the Sentinel Funds’ aggregate average daily net assets and 0.0325% of the Sentinel Funds’ aggregate average daily net assets in excess of $7 billion. The Sentinel Funds are responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties under the Administrative Agreement.

Effective March 11, 2010, SASI provides transfer agency services under a Transfer Agent and Dividend Disbursing Agent Agreement with the Company. SASI’s annual fee for the services provided under the Transfer Agent and Dividend Disbursing Agent Agreement is $2,657,831, plus an amount equal to an annual rate of $15 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which is paid in twelve monthly installments due on the first day of each month for the preceding month.  The base fee of $2,563,000 shall be subject to increases at the discretion of the Board of Directors as follows.  If requested to do so by SASI, at the third of the regular quarterly Board of Directors meetings in each fiscal year of the Company, the Directors shall consider whether an increase in the base fee in effect as of such time is appropriate.   If the Directors determine that an increase is appropriate, they shall determine the amount of such increase; provided, however, that any such increase shall not exceed the percentage increase in the annual average Consumer Price Index, All Urban Consumers (the “CPI Index”), as published by the United States Department of Labor for the most recent twelve months for which data is available at the time of the Board meeting, or if such figure is not available, a similar measure of general inflation as may be agreed upon by SASI and the Board of Directors.  The amount of any increase pursuant to the above described process shall be subject to specific approval of the disinterested members of the Board, as well as the approval of the Board of Directors as a whole. SASI may also pay sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries which underlie an omnibus-type account on a Fund’s books and records and may be reimbursed by the Fund for such payments at a rate up to 0.17% of such assets.

Between June 7, 2007 and March 11, 2010, the basic terms of the Transfer Agent and Dividend Disbursing Agent Agreement were the same as described above, but the base fee of $2,657,831 was subject to increase by an amount not in excess of the percentage increase in the Consumer Price Index, All Urban Consumers, Boston region, as published by the United States Department of Labor for the most recent twelve months for which data is available at the time of the last Board of Directors meeting in a fiscal year, or if such figure is not available, a similar measure of general inflation as may be agreed upon by SASI and the Board.

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Total fees payable to SASI (or its predecessor) under the Fund Services Agreement for the years ended November 30, 2009, 2008 and 2007 were $6,729,301, $6,253,692 and $5,614,903, respectively. Many Fund shares are owned by certain intermediaries for the benefit of their customers.  Because SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate makes payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under “Payments to Intermediaries”.  Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan’s named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

Custodian Services.  State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, MO  64105, is the Funds’ custodian (the “Custodian”).  The Custodian is responsible for safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds’ investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by a Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Independent Registered Public Accounting Firm.  [                 ] is the Funds’ independent registered public accounting firm.  The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Company.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

In the case of listed securities, the Funds’ policy is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases may be made for investment or for trading purposes.  Subject to the direction and control of the Board and in accordance with its advisory agreement, the Adviser supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Adviser. In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to

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cause the Funds to pay such greater commissions, the Adviser has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).  Research obtained in this manner may be used by the Adviser in servicing any or all of the Funds and in servicing other client accounts, and the Adviser obtains research services through the commissions paid in managing other client accounts.  The Funds may benefit from research obtained through the commissions paid by the Adviser’s other client accounts.

Although research and market and statistical information from brokers and dealers can be useful to the Funds, it is the opinion of the management of the Funds that such information is only supplementary to the Adviser’s own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser’s staff.

The Adviser obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients.  These service providers may include, but are not limited to: Advent Software, BCA Research, Bloomberg, Briefing.com, CSFB Holt, Dow Jones, Empirical Research, Factset, Institutional Investor, ITG, Laffer Associates, LexisNexis, Morningstar, MSCI, NYSE, OPRA, Russell Indices, Standard & Poor’s, SNL, The Markets.com, Thomson Reuters and Value Line.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Adviser has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

For the fiscal years ended November 30, 2009, 2008 and 2007, the Funds paid total brokerage commissions of $21,181, $21,569 and $3,622, respectively.  Brokerage commissions paid by each listed Fund were as follows:

Fund	11/30/09	11/30/08	11/30/07
Conservative Strategies	$21,181	21,569	3,622
Government Securities	—	—	—
Short Maturity Government	—	—	—

Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 92.0%, 92.3% and 95.9%, respectively, were allocated in fiscal years 2009, 2008 and 2007 to brokers or dealers whose furnishing of research information was a factor in their selection.

At such time as the Adviser deems it advisable, the Funds may participate in a program with State Street Global Markets, LLC (“State Street Global”) under which the Funds would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Funds’ third-party service providers other than the Adviser or its affiliates. The credit may be applied to the fees of the Funds’ Custodian, which is an affiliate of State Street Global. Neither the Adviser nor its affiliates receive any direct or indirect benefit from this arrangement.

For each Fund that acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act) during the most recent fiscal year, listed below is the Fund’s aggregate holdings of the securities of such broker or dealer as of the close of the most recent fiscal year:

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Fund	Regular Broker-Dealer	Aggregate Value of Securities Owned as of November 30, 2009
Conservative Strategies	Goldman Sachs Group, Inc.	$959,983
	JPMorgan Chase & Co.	1,068,049
	Wells Fargo & Co.	225,217
	Bank of New York Mellon Corp.	199,800
	Bank of America Corp.	200,819

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.  In the most recent full fiscal years ended 2009 and 2008, the Funds had the following rates of portfolio turnover:

Fund	2009	2008

Conservative Strategies	149%	306%
Government Securities	283%	458%
Short Maturity Government	52%	58%

CAPITALIZATION

Shares of the Company’s common stock are fully paid and non-assessable and have no preemptive rights. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled, at the discretion of the Board, to one vote per dollar of net asset value per share or one vote per share, on matters on which all Funds of the Company vote as a single class.  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

Each share of each class of a Fund is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund attributable to such class upon liquidation after satisfaction of outstanding liabilities.

No Fund intends to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Company require that a special meeting of shareholders be held upon the written request of not less than 25% of the outstanding shares entitled to vote at such meeting, if they comply with applicable Maryland law.

The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an “Amended Rule 18f-3 Plan” for the Company under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

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HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price.  The public offering price of Class C, Class I and Class S shares is equal to the current net asset value per share.  A contingent deferred sales charge (“CDSC”) may apply to redemptions of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $500,000 or more, depending upon the Fund. See the Prospectus for more information about how to purchase shares and/or receive a reduced sales charge.

There may be eligibility requirements to purchase a particular share class.  See the Prospectus for more information. In addition to the eligibility requirements for Class I shares specified in the Prospectus, the Directors are eligible to defer compensation payable by the Company under a deferred compensation plan and direct such compensation, while deferred, to track the performance of the Class I shares of one or more of the Funds.

ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Company, the Adviser, and the Adviser’s affiliates.

You may redeem your shares on any business day (as defined below). Class A and Class I shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances), or Class C shares, and will be deducted from the redemption proceeds.  For further information, please refer to the Prospectus.

DETERMINATION OF NET ASSET VALUE

Security Valuation:  Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of  short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.  The fair value hierarchy as required by accounting principles generally accepted in the United States of America (“GAAP”) are summarized in the three broad levels listed below:

·                          Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 p.m. Eastern time).  Level 1 includes most domestic equities, American Depository Receipts, Exchange Traded Fund and Standard & Poor’s Depository Receipts that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

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·                          Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Level 2 includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, forward foreign currency contracts and over-the-counter securities not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE.  Investments in other Regulated Investment Companies (“RICs”) that rely on calculated net asset values would also generally be considered Level 2.

·                          Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Sentinel Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. There have been no significant changes in valuation techniques during the last fiscal period, but the Sentinel Pricing Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes. The fair value measurements as of November 30, 2009 are contained in the Annual Report.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if SASI, the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2009

Class A Shares:  (Reduced offering prices apply on purchases of $25,000 or more of shares of the Funds, as described in the Funds’ Prospectus.)

	Conservative Allocation	Government Securities	Short Maturity Government
Net assets	76,373,709	606,364,740	778,020,423
Shares outstanding	6,952,057	54,370,762	83,341,161
Net asset value per share (redemption price)	10.99	11.15	9.34
Maximum offering price per share[1]	11.57	11.61	9.43

1 For the Conservative Strategies Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share.

In the case of Class C, Class I and Class S shares, the maximum offering price is equal to the net asset value per share.

TAXES

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the reduced tax rate for non-corporate shareholders (currently 15%) for dividends received in taxable years beginning on or before December 31, 2010 and the dividends-received reduction for corporate shareholders.

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The Company consists of several separate funds. Each such fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one fund do not offset gains in another fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the fund level rather than at the Company level.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from an excess of net long-term capital gain over net short-term capital loss (hereinafter referred to as “capital gain dividends”) are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund’s shares. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years beginning prior to January 1, 2011.  Under these rules, distributions  comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations to the extent their stock is readily tradable on an established securities market in the United States) are treated as “qualified dividend income” eligible for taxation at a reduced tax rate (currently 15%) for dividends received in taxable years beginning on or before December 31, 2010 in the hands of non-corporate shareholders.  A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income.  In order for dividends paid by a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and other requirements with respect to the Fund’s shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders.  Additionally, to the extent a Fund’s distributions are derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes, or consists of short -term capital gain, such Fund’s distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed or treated as long term capital loss for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Fund. Generally, distributions by the Funds will not be eligible for the dividends received deduction allowed to corporations under the Code (although dividends from a Fund could be eligible to the extent attributable to dividends from domestic corporations). Except to the extent distributions from a Fund are attributable to dividends from qualifying foreign corporations and domestic corporations, distributions from a Fund will also not be eligible for the reduced  tax rate applicable to qualified dividend income in the hands of non-corporate shareholders. A Fund will allocate any dividends eligible for the dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the various classes of shares according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to each class of shares during the taxable year, or such other method as the Internal Revenue Service (“IRS”) may prescribe.

If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

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Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Company, or who, to the Company’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amount withheld generally may be allowed as a refund or credit against a shareholder’s federal income tax liability provided the required information is timely provided to the IRS.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  However, for taxable years of a RIC beginning before January 1, 2010, dividends attributable to short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” are generally not subject to U.S. withholding tax.  Under guidance issued by the IRS, a RIC will generally be allowed to designate the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts designated exceeds the amounts of the RIC distributions.  Recently proposed legislation would extend this exemption from withholding for taxable years beginning before January 1, 2011. However, no assurance can be given as to whether this proposes legislation will be enacted or whether any of a Fund’s distributions will be designated as eligible for this exemption from withholding tax.  Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes.  No assurances can be provided that a Fund will meet the requirements necessary to make such election.  No deductions for foreign taxes may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. A Fund, if applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, if applicable, a Fund will allocate foreign taxes and foreign source income among its classes of shares according to a method similar to that described above for the allocation of other types of income.

Certain transactions of a Fund are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the recognition of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. A Fund intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

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No gain or loss will be recognized for federal income tax purposes by Class A shareholders of a Fund exchanging into Class I shares of the same Fund pursuant to the provisions of the then-current Prospectus.  A shareholder’s basis in the Class I shares acquired will be the same as such shareholder’s basis in the Class A shares exchanged, and the holding period of the acquired Class I shares will include the holding period for the exchanged Class A shares.  Shareholders should consult their tax advisers regarding the state and local tax consequences of the exchange of Class A shares for Class I shares of the Fund, or any other exchange of shares.

If a shareholder exercises an exchange privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires a Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis (except for foreign currency gains and losses, which are determined on a November 30th year end), and 98% of its capital gain net income, determined on a November 30th year end, plus certain undistributed amounts from previous years. A Fund anticipates that it will make sufficient timely distributions to avoid the imposition of the excise tax.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recently enacted legislation will impose a 3.8% medicare tax on the net investment income (which includes taxable dividends and gain recognized on the redemption of shares) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

SHAREHOLDER SERVICES

Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

Policyowners of National Life who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

The Funds are not required to and do not currently intend to issue stock certificates.

Except for confirmation of purchases, the cost of these shareholder services is borne by the Funds.

Automated Clearing House (“ACH”). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASI with a pre-designated destination. There is no charge for this service.

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Distribution Options. Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other funds of the Company of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the selected Fund’s Prospectus(es) relating to the fund’s objectives and policies. The target and original accounts for dividends must be in different funds.

Automatic Investment Plan. See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

Telephone Investment Service. See the Prospectus for information and an application.

Check Writing Service. (Class A shares of the Short Maturity Government Fund) A special feature of the Class A shares of this Fund is the check writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned “Check Writing Service” or subsequently, make a written request to the Fund. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Fund’s shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

SASI provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

Exchange Privilege. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

Exchanges may be subject to certain limitations and are subject to the Funds’ policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.

Reinstatement Privilege. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund.  If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

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Right To Reject Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

Application of Excessive Trading Policy to Investors Who Transact Fund Shares Through Intermediaries. As described in the Prospectus, under a Fund’s excessive trading policy the Fund may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares, or impose a redemption fee. Upon implementation of Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with the Company, SFSC or SASI, acting on behalf of the Fund. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. A Fund may elect to treat an intermediary that has no shareholder information agreement concerning the Fund as an individual investor with respect to its excessive trading policy. If a Fund makes this election, it will not, with respect to its excessive trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary.  Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor — such as the rejection of a transaction in Fund shares or the imposition of a fee — that would not be borne by other investors who deal with the Fund directly or through a different intermediary.

Redemptions in Kind.  Shares normally will be redeemed for cash upon receipt of a request in proper form, although each of the Funds retain the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information.  Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC’s Internet Web site at http://www.sec.gov. All cash and securities of the Fund, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust Company - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds’ Custodian. State Street is also Dividend Disbursing Agent for the Funds’ shares. SASI is Transfer Agent and Registrar for the Funds’ shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, Vermont 05601-1499.

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The independent registered public accounting firm for the Funds is [                    ], located at [                ].  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

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APPENDIX A:  Bond Ratings

Debt Ratings—U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Refunded issues that are secured by escrowed funds held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor’s Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.       Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation; and

3.       Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C  Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p  This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only.  The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest.

NR  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

APPENDIX B:  Proxy Voting Procedures

Sentinel Asset Management, Inc.

Proxy Voting Philosophy and Procedures

Revised June, 2007

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Asset Management, Inc. (SAM).  For externally managed accounts, the subadviser shall maintain its own proxy voting philosophy and policy.

SENTINEL ASSET MANAGEMENT, INC. PROXY VOTING PHILOSOPHY

In the broadest terms, Sentinel Asset Management, Inc. believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

Fiduciary Responsibility

Sentinel Asset Management, Inc. has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management.  While Sentinel Asset Management, Inc. will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of Sentinel Asset Management, Inc. clients and Sentinel Asset Management, Inc. shareholders.

Using Management Guidance

Sentinel Asset Management, Inc. strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions.  Since the quality of management is one of the most important considerations of Sentinel Asset Management, Inc. portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues.  In many cases, unless such recommendations conflict with the interests of SAC shareholders and Sentinel Asset Management, Inc. clients.  Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of SAC shareholders and Sentinel Asset Management, Inc. clients, resolution is always in favor of the latter group.

Policy on Board of Directors

Sentinel Asset Management, Inc. believes that meaningful, independent oversight of corporate managers is a vital role of a company’s Board of Directors.  To that end, Sentinel Asset Management, Inc. will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees.  Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance.  Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

Policy on Audit Committee

Sentinel Asset Management, Inc. believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals.  Further, the audit committee should have the exclusive authority to hire independent auditors.  Sentinel Asset Management, Inc. will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Policy on Proxy Contest Defenses/Anti-takeover Measures

Sentinel Asset Management, Inc. generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values.  Sentinel Asset Management, Inc. generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights.  However, as with all proxy issues, Sentinel Asset Management, Inc. conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that Sentinel Asset Management, Inc. generally opposes:

·          Classification of the Board of Directors

·          Shareholder rights plans (poison pills)

·          Greenmail

·          Supermajority rules to approve mergers or amend charter or bylaws

·          Authority to place stock with disproportionate voting rights

·          Golden Parachutes

Shareholder resolutions that Sentinel Asset Management, Inc. has generally supported:

·          Rescind or prohibit any of the above-anti-takeover measures

·          Annual voting of directors; repeal classified boards

·          Adoption of confidential voting

·          Adoption of cumulative voting

·          Redeem shareholder rights plans

·          Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

Sentinel Asset Management, Inc. carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases.  Sentinel Asset Management, Inc. will generally vote for proposals to increase common shares for a stock split.  Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Sentinel Asset Management, Inc. believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers.  Such plans should be highly correlated to both individual and corporate performance.  Sentinel Asset Management, Inc. will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors.  Sentinel Asset Management, Inc. will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision.  Although each plan will be voted on a case-by-case basis, Sentinel Asset Management, Inc. will generally vote against plans which do not meet several criteria.  Sentinel Asset Management, Inc. standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders.  Sentinel Asset Management, Inc. believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers.  Sentinel Asset Management, Inc. will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options.  Sentinel Asset Management, Inc. may withhold votes for director nominees in the event of option repricing without shareholder approval.  Director compensation plans are viewed on a case-by-case basis, with the goal of  protecting economic interests of shareholders and aligning interests of directors with shareholders.  Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship.  Example of such proposals include requests that a company:

·                  allow shareholder control of corporate charitable contributions

·                  exit the nuclear power business

·                  adopt the MacBride Principles

·                  adopt the Valdez Principles

·                  stop doing business with the US Department of Defense

·                  stop using animals for product testing

·                  make donations to a pro-life or pro-choice advocate

·                  stop donations to a pro-life or pro-choice advocate

·                  move its annual meeting to a town with better public transportation

While Sentinel Asset Management, Inc.’s directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is Sentinel Asset Management, Inc.’s corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace.  In practice, this generally means voting against these shareholder resolutions.

Conflict of Interest Policy

Sentinel Asset Management, Inc. will seek to identify material conflicts of interest which may arise between a Fund and Sentinel Asset Management’s business relationships.  Such a conflict of interest may arise, for example, where Sentinel Asset Management, Inc., manages assets for a pension plan or other investment account of the company soliciting the proxy, or seeks to serve in such a capacity.  A conflict may also arise where the company soliciting the proxy regularly does business with Sentinel Asset Management, Inc., potentially including securities dealers and investment banks.  Where, in the judgment of the Chief Compliance Officer, a material conflict of interest exists, Sentinel Asset Management, Inc. will vote proxies in accordance with the following procedures:

(1)                  If the proposal to be voted upon is specifically addressed in this Philosophy and Procedures, and does not provide discretion to Sentinel Asset Management, Inc. on how to vote the matter, then the proxy will be voted in accordance with the recommendation of the third party proxy voting agent, and Sentinel Asset Management, Inc. will under no circumstances override that recommendation; and

(2)                  If the proposal is not addressed in this Philosophy and Procedures or this Philosophy and Procedures provides Sentinel Asset management, Inc. with discretion on how to vote, then Sentinel Asset Management, inc. will vote in accordance with the third party proxy voting agent’s general recommendation on the proposal.

Policy With Respect to Securities Lending

With respect to securities lending transactions, Sentinel Asset Management, Inc. seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.  If Sentinel Asset Management, Inc. determines that a vote involves matters that would have a material effect on the Fund’s investment in securities that are out on loan, it will attempt to recall the Fund’s portfolio securities that are on loan in order to be able to vote proxies relating to such securities.

PROXY VOTING PROCEDURES

Proxies for all accounts are forwarded to a  single professional designated by the CEO of Sentinel Asset Management, Inc..  A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

·                          Upon receipt, proxies are verified to insure that Sentinel Asset Management, Inc. or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct.  This is verified via RiskMetric Group’s Insitutional Shareholder Services (“ISS”).

·                          Every effort is made to insure that proxies are forwarded to Sentinel Asset Management, Inc. by ISS sufficiently in advance of each company’s annual meeting to allow ample time to research the issues, vote and return the proxy.

·                          Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched.  ISS provides Sentinel Asset Management, Inc. with an analysis of the issues based on our stated proxy voting guidelines.  This recommendation is taken into consideration in the analysis of each issue; Sentinel Asset Management, Inc. makes the final voting decisions.  When, in the judgment of the “designated professional,” the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a “committee,” will determine the ultimate vote.

·                          Based on this research, the proxies are voted by the above-noted designee, who has final discretion on individual issues (except as noted above).

·                          After the proxies have been voted, each individual proxy vote is recorded in ISS, and a copy filed.  ISS records: actual vote on each resolution, number of shares voted, whether vote was for or against management’s recommendation, and the date the proxy was voted.  The copies are filed in the Sentinel Asset Management, Inc. library.  This file is maintained electronically and in the investment library for a period of 5 years.

Part C

Other Information

Item 28. Exhibits

(a)(1)	Articles of Amendment and Restatement effective January 26, 2006 (8)
(a)(2)	Articles of Correction effective March 15, 2006 (7)
(a)(3)	Articles Supplementary (increasing HY Bond Fund Class A shares and deleting Tax-Free Income Class B shares) effective March 15, 2006 (7)
(a)(4)	Articles Supplementary (adding Growth Leaders Fund) effective March 15, 2006 (7)
(a)(5)	Articles Supplementary (adding Capital Growth Fund) effective March 15, 2006 (7)
(a)(6)	Certificate of Correction effective May 24, 2006 (9)
(a)(7)	Articles Supplementary (adding Class C shares - Government Securities and Short Maturity Government Fund) effective June 1, 2006 (9)
(a)(8)	Articles of Amendment (renaming Capital Markets Income Fund) effective November 1, 2006 (19)
(a)(9)	Article Supplementary (eliminating the New York Tax-Free and Tax-Free Income Funds) effective December 15, 2006 (11)
(a)(10)	Articles Supplementary (adding Class I shares to Common Stock and Government Securities Funds) effective March 28, 2007 (12)
(a)(11)	Articles Supplementary (adding the Georgia Municipal Bond Fund) effective March 28, 2007 (12)
(a)(12)	Articles Supplementary (adding the Mid Cap Value Fund) effective March 28, 2007 (12)
(a)(13)	Articles Supplementary (redesignating Capital Opportunity as Capital Growth) effective April 2, 2007 (19)
(a)(14)	Articles Supplementary (adding Class I shares to Balanced, Capital Growth, Growth Leaders, International Equity and Mid Cap Growth Funds) effective June 19, 2007 (15)
(a)(15)	Articles Supplementary (adding Small/Mid Cap Fund) effective June 19, 2007 (15)
(a)(16)	Certificate of Correction effective July 23, 2007(I shares) (15)
(a)(17)	Certificate of Correction effective July 23, 2007 (Small/Mid Cap Fund) (15)
(a)(18)	Articles Supplementary (adding Sentinel Responsible Investing (SRI) Core Opportunities & Sentinel Responsible Investing (SRI) Emerging Companies) effective November 13, 2007 (16)
(a)(19)	Articles Supplementary (increased authorized shares and designating additional shares to Small Company Fund) effective January 28, 2008 (19)
(a)(20)	Articles of Amendment (renaming Sentinel Responsible Investing (SRI) Core Opportunities & Sentinel Responsible Investing (SRI) Emerging Companies) effective March 25, 2008 (20)
(a)(21)	Articles Supplementary (High Yield Bond reclassification) effective as of October 21, 2008 (21)
(a)(22)	Articles of Amendment (Sustainable Growth Opportunities name change) effective as of December 18, 2008 (21)
(a)(23)	Articles Supplementary (designating additional shares to Small Company Fund) effective as of January 5, 2009 (21)
(a)(24)	Articles of Amendment (renaming the Sentinel Government Money Market Fund) effective as of February 5, 2009 (21)
(a)(25)

Articles Supplementary (reclassify and designate Sentinel Government Money Market Fund Class A shares as Sentinel Small Company Fund Class I shares and Sentinel Short Maturity Government Fund Class A shares) effective as of June 10, 2009 (22)

(a)(26)	Articles Supplementary (reclassify Sentinel Sustainable Core Opportunities Fund Class C shares and Sentinel Sustainable Growth Opportunities Fund Class C shares) effective as of September 9, 2009 (22)
(a)(27)	Articles Supplementary (reclassification of Sentinel Government Money Market Fund shares) effective as of November 19, 2009 (22)
(a)(28)	Articles of Amendment (renaming the Sentinel Mid Cap Growth Fund) effective as of March 29, 2010 (23)
(a)(29)	Articles Supplementary (reclassifying shares following Small Mid Cap Fund liquidation) effective April 23, 2010
(a)(30)	Form of Articles of Amendment (renaming the Sentinel Conservative Strategies Fund)
(a)(31)	Form of Articles Supplementary (adding Class I shares to Conservative Strategies Fund)
(b)(1)	Amended and Restated By-Laws of the Registrant dated March 16, 2006 (8)
(c)(1)

Sections II, VII, IX, XII and XVI of Registrant’s Amended and Restated Bylaws dated March 16, 2006 are incorporated herein by reference to Exhibit (b)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006 and Sections 5th and 7th of the Articles of Amendment and Restatement effective January 26, 2006 incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(c)(2)	Form of Share Certificate (5)
(c)(3)	New Form of Share Certificate (5)
(d)(1)	Amended and Restated Investment Advisory agreement between Registrant and Sentinel Asset Management, Inc. dated as of April 4, 2008 (20)
(d)(2)	Amended and Restated Investment Advisory Agreement between Registrant and Sentinel Asset Management, Inc.

dated as of August 15, 2007 (Conservative Allocation Fund) (15)
(d)(3)	Investment Sub-Advisory Agreement between Sentinel Asset Management, Inc. and GLOBALT, Inc. dated as of May 4, 2007 (13)
(d)(4)	Investment Sub-Advisory Agreement between Sentinel Asset Management, Inc. and Steinberg Asset Management, LLC dated as of May 4, 2007 (13)
(e)(1)	Distribution Agreement between the Registrant and Sentinel Financial Services Company (“SFSC”), dated as of March 1, 1993 (2)
(e)(2)	Form of Dealer Agreement, effective as of November 13, 2009 (22)
(e)(3)	Schedule A to Dealer Agreement, effective as of November 13, 2009 (22)
(f)(1)	Registrant has provided health care and insurance benefits to certain retirees
(f)(2)	National Life Insurance Company 401(k) Plan (Chief Compliance Officer) (12)
(f)(3)	National Life Insurance Company Pension Plan (Chief Compliance Officer) (12)
(f)(4)	National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer) (12)
(g)(1)	Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective October 1, 2000 (3)
(g)(2)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 2004 (12)
(g)(3)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 1, 2008 (19)
(g)(4)	Amendment to Custody Agreement between Registrant Sentinel Variable Products Trust and State Street Bank and Trust Company, effective November 16, 2009 (22)
(g)(5)	Custody fee schedule effective April 1, 2008 (19)
(h)(1)	Administration Agreement between Registrant and Sentinel Administrative Services, Inc. dated June 7, 2007 (14)
(h)(2)	Amended and Restated Transfer and Dividend Disbursing Agent Agreement between Registrant and Sentinel Administrative Services, Inc. dated as of March 11, 2010 (24)
(h)(3)	Securities Lending Agreement between Registrant and State Street Bank & Trust Company as amended May 25, 2007 (19)
(h)(4)	Form of Indemnification Agreement (19)
(i)(1)

Opinion and Consent of Counsel with respect to the Sentinel Bond Fund, Sentinel Common Stock Fund, Sentinel Government Securities Fund, Sentinel Growth Fund, Sentinel New York Tax-Free Income Fund, Sentinel Small Company Fund and Sentinel Tax-Free Income Fund (1)

(i)(2)	Opinion and Consent of Counsel with respect to Growth Leaders and Capital Growth Funds (6)
(i)(3)	Opinion and Consent of Counsel with respect to Class I shares (Common Stock Fund, Georgia Municipal Bond Fund, Government Securities Fund, Mid Cap Value Fund and Small Company Fund) (10)
(i)(4)	Opinion and Consent of Counsel with respect to Georgia Municipal Bond Fund and Mid Cap Value Funds (10)
(i)(5)	Opinion and Consent of Counsel with respect to Sentinel Small/Mid Cap Fund (17)
(i)(6)	Opinion and Consent of Counsel with respect to Core Opportunities Fund and Growth Opportunities (fkn Emerging Companies) Fund (18)
(j)	Consent of the independent registered public accounting firm*
(k)	Not applicable.
(l)	None.
(m)(1)	Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(m)(2)	Sentinel Short Maturity Government Fund Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (14)
(m)(3)	Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(m)(4)	Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(m)(5)	Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(m)(6)	Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (12)
(n)(1)	Amended plan pursuant to Rule 18f-3 under the 1940 Act, effective December 3, 2009 (22)
(n)(2)	Form of Amended plan pursuant to Rule 18f-3 under the 1940 Act (adding Class I shares to Conservative Strategies)
(o)	Reserved.
(p)(1)	Code of Ethics of the Registrant, as amended through December 8, 2005 (4)
(p)(2)	Code of Ethics of Advisor, as amended through January 31, 2005 (4)
(p)(3)	Code of Ethics of Distributor as amended through December 19, 2005 (4)
(p)(4)	Code of Ethics of Subadvisor (GLOBALT) (19)
(p)(5)	Code of Ethics of Subadvisor (Steinberg Asset Management) (15)
(p)(6)	Senior Officer Code of Ethics, as amended through March 12, 2008(21)
(q)	Power of Attorney (22)

*              To be filed by subsequent amendment

(1)	Incorporated by reference to the Post-Effective Amendment No 77 to the Registration Statement filed on Form N-1A on March 28, 1997
(2)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on Form N-1A on March 30, 2000.
(3)	Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on Form N-1A on September 29, 2005.
(4)	Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on Form N-1A on December 19, 2005.
(5)	Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on Form N-1A on December 23, 2005.
(6)	Incorporated by reference to Post Effective Amendment No. 1 to the Form N-14 filed on Form N-1A on January 23, 2006.
(7)	Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on Form N-1A on March 17, 2006.
(8)	Incorporated by reference to Post Effective Amendment No. 109 to the Registration Statement filed Form N-1A on March 30, 2006.
(9)	Incorporated by reference to Post Effective Amendment No. 110 to the Registration Statement filed Form N-1A on June 1, 2006.
(10)	Incorporated by reference to Post Effective Amendment No. 111 to the Registration Statement filed on Form N-1A on December 15, 2006.
(11)	Incorporated by reference to the Registration Statement filed on Form N-14 on December 18, 2006.
(12)	Incorporated by reference to Post Effective Amendment No. 112 to the Registration Statement filed on Form N-1A on March 30, 2007.
(13)	Incorporated by reference to Post Effective Amendment No. 114 to the Registration Statement filed on Form N-1A May 4, 2007.
(14)	Incorporated by reference to the Post Effective Amendment No. 115 to the Registration Statement filed on Form N-1A on June 28, 2007.
(15)	Incorporated by reference to the Post Effective Amendment No. 117 to the Registration Statement filed on Form N-1A on August 27, 2007.
(16)	Incorporated by reference to the Post Effective Amendment No. 118 to the Registration Statement filed on Form N-1A on November 13, 2007.
(17)	Incorporated by reference to the Post Effective Amendment No. 120 to the Registration Statement filed on Form N-1A on November 26, 2007.
(18)	Incorporated by reference to the Registration Statement filed on form N-14 on November 14, 2007.
(19)	Incorporated by reference to the Post-Effective Amendment No.121 to the Registration Statement filed on Form N-1A on March 28, 2008.
(20)	Incorporated by reference to the Post-Effective Amendment No.122 to the Registration Statement filed on Form N-1A on April 4, 2008.
(21)	Incorporated by reference to the Post-Effective Amendment No.123 to the Registration Statement filed on Form N-1A on March 31, 2009.
(22)	Incorporated by reference to the Post-Effective Amendment No.124 to the Registration Statement filed on Form N-1A on January 25, 2010.
(23)	Incorporated by reference to the Post-Effective Amendment No.125 to the Registration Statement filed on Form N-1A on March 30, 2010.
(24)	Incorporated by reference to the Post-Effective Amendment No.126 to the Registration Statement filed on Form N-1A on September 17, 2010.

Item 29. Persons Controlled by or under Common Control With The Registrant

None.

Item 30. Indemnification

Reference is made to Article Eighth of the Articles of Amendment and Restatement of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement, and to Bylaw XI (“Bylaw XI”) of the Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit (b) to this Registration Statement.

Section 1 (Mandatory Indemnification; Success on Merits or Otherwise) of Bylaw XI provides that to the extent that a director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Bylaw XI, or in defense of any claim, issue or matter raised therein, he shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 2 (Mandatory Indemnification; Direct Actions) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall be adjudged liable to the Registrant or any of its security holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 3 (Mandatory Indemnification; Suits By or in the Right of the Registrant) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and except that (i) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of duty to the Registrant unless and only to the extent that the court in which such action or suit was brought or any other court of equity in the county where the Registrant has its principal office shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for those expenses which the court considers proper, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4 (Determination) of Bylaw XI provides that any indemnification under Bylaw XI (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Bylaw XI. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are neither “interested persons” of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or proceeding (“disinterested, non-party directors”) or (ii) by an independent legal counsel (not including a counsel who does work for either the Registrant, its adviser or principal underwriters, or persons affiliated with these persons) in a written opinion.

Section 5 (Advance of Expenses) of Bylaw XI provides that expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Registrant in advance of the final disposition of such action, suit or proceeding as authorized in the manner described [in Sections 2 and 3 above,] provided either (i) the indemnitee shall provide a security for his undertaking to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Registrant as authorized by Bylaw XI, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31. Business and Other Connections of the Investment Adviser

Information on each investment advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 32. Principal Underwriters

(a) Sentinel Financial Services Company, the principal underwriter for the registrant, is also the principal underwriter for Sentinel Variable Products Trust; an investment company registered under the Investment Company Act of 1940.

(b) As to each officer of SFSC:

Name and Principal
Business Address*	Positions and Offices with SFSC	Positions and Offices with Registrant
Christian W. Thwaites	Chief Executive Officer	President and Chief Executive Officer
Clara Sierra	Executive Vice President, Director of Dealer Relations	None

James L. Cronin	President	None
Robert E. Cotton	Treasurer	None
Jamie A. Atkinson	Senior Vice President, National Sales Manager	None

Michael D. Dellipriscoli	Senior Vice President & Chief Financial Officer	None

Stephen Greenhut	Senior Vice President, Director of Investment Strategy	None

Peter F. Hebert	Senior Vice President, Retirement and Sub-Advisory Services	None

Dale R. Line	Vice President	None
J. Lee Madden, Jr.	Vice President - Investment Strategy	None
Philip G. Partridge, Jr.	Vice President — Finance	None
Kevin S. Peoples	Vice President	None
Gregory D. Teese	Vice President - Compliance & Chief Compliance Officer	None

Todd M. Wallace	Vice President, National Sales Desk	None
James K. McQueston	Secretary	None
Rhonda J. Miller	Assistant Secretary	None
Kelly Fournier	Assistant Secretary	None
Ian A. McKenny	Counsel	None
Lisa F. Muller	Counsel	Secretary
David B. Soccodato	Tax Officer	None
Janet S. Astore	Tax Officer	None
Jeffrey M. Kemp	Tax Officer	None

*The principal business address of all such persons is One National Life Drive, Montpelier, Vermont 05604.

(c) Not applicable.

Item 33. Location of Accounts and Records

The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

(a)     Sentinel Administrative Services, Inc.

One National Life Drive

Montpelier, Vermont 05604

Rule 31a-1(a)

Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)

Rule 31a-2(a)(b)(c)(f)

(b)  Sentinel Asset Management, Inc.

One National Life Drive

Montpelier, Vermont 05604

Rule 31a-1(a)(9)(10), (11)

Rule 31a-1(d)

Rule 31a-2(a)(c)(f)

(c)  Sentinel Financial Services Company

One National Life Drive

Montpelier, Vermont 05604

Rule 31a-1(d)

Rule 31a-2(c)

(d)  National Life Insurance Company

National Life Drive-Records Center

Montpelier, VT 05604

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, on the 30 day of September, 2010.

SENTINEL GROUP FUNDS, INC. (Registrant)

By:	/s/ Christian W. Thwaites
Christian W. Thwaites
President & Chief Executive Officer

Signature	Title	Date

/s/ Christian W. Thwaites
Christian W. Thwaites	Director, President & Chief Executive Officer	September 30, 2010
(Principal Executive Officer)

/s/ John Birch	Chief Financial Officer
John Birch	(Principal Financial and Accounting Officer)	September 30, 2010

Thomas H. MacLeay*	Chair (Director)

Deborah G. Miller*	Director

John Raisian*	Director

Nancy L. Rose*	Director

Richard H. Showalter, Jr.*	Director

Susan M. Sterne*	Director

Angela E. Vallot*	Director

Pantanjali Varadarajan*	Director

* Christian W. Thwaites signs this document pursuant to the power of attorney filed with Post Effective Amendment No. 124 to the Registration Statement filed on Form N-1A on January 25, 2010.

/s/ Christian W. Thwaites	September 30, 2010
Christian W. Thwaites

Exhibits

(a)(30)	Form of Articles of Amendment (renaming the Sentinel Conservative Strategies Fund)
(a)(31)	Form of Articles Supplementary (adding Class I shares to Conservative Strategies Fund)
(n)(2)	Form of Amended plan pursuant to Rule 18f-3 under the 1940 Act (adding Class I shares to Conservative Strategies)